                                                          EXHIBIT 10.1

                                                          EXECUTION COPY

================================================================================





                        DEAN WITTER REYNOLDS INC.


                              PENSION PLAN





          Amended and Restated Effective as of January 1, 1995




================================================================================

                            TABLE OF CONTENTS

                                                                     Page
                                                                     ----

SECTION 1.  INTRODUCTION.............................................  1

SECTION 2.  DEFINITIONS..............................................  2

SECTION 3.  PARTICIPATION............................................ 19

SECTION 4.  PERIOD OF SERVICE........................................ 20

SECTION 5.  RETIREMENT............................................... 24

SECTION 6.  RETIREMENT BENEFITS...................................... 26

SECTION 7.  VESTED BENEFITS.......................................... 35

SECTION 8.  SURVIVING SPOUSE BENEFITS................................ 41

SECTION  9.   INCORPORATION  OF  CERTAIN  CODE  REQUIREMENTS  BY
      REFERENCE...................................................... 44

SECTION  10.  ESTABLISHMENT  OF A  FUNDING  PROCEDURE;  BASIS  OF
      PAYMENTS; LIMITATION OF OBLIGATION............................. 47

SECTION 11.  RESTRICTIONS ON BENEFITS PAID TO HIGHLY  COMPENSATED
      EMPLOYEES ..................................................... 50

SECTION 12.  FIDUCIARY RESPONSIBILITIES AND PLAN ADMINISTRATION...... 52

SECTION 13.  CLAIMS PROCEDURE........................................ 54

SECTION 14.  REVIEW PROCEDURE........................................ 55

SECTION 15.  AMENDMENT; TERMINATION AND NONREVERSION................. 58

SECTION 16.  MISCELLANEOUS........................................... 61

SECTION 17.  EXECUTION............................................... 66

                                                                   Page
                                                                   ----

APPENDIX A:       ANNUAL PENSION  EQUIVALENT PER $1.00
                  PROFIT  SHARING  PLAN  BENEFIT AS OF

                  AUGUST 31, 1980...................................AA-1

APPENDIX B:       DEAN WITTER  REYNOLDS  INC.  PENSION
                  PLAN ACTUARIAL EQUIVALENTS........................AB-1

SUPPLEMENT A:     TOP-HEAVY PROVISIONS...............................A-1

SUPPLEMENT B:     SUPPLEMENTAL BENEFITS..............................B-1

                        DEAN WITTER REYNOLDS INC.

                              PENSION PLAN

          Amended and Restated Effective as of January 1, 1995


SECTION 1.  INTRODUCTION.

     The Dean Witter & Co. Incorporated Pension Plan was adopted and amended effective September 1, 1975 by Dean Witter & Co. Incorporated. Effective January 3, 1978, upon the merger of Dean Witter & Co. Incorporated and Reynolds Securities Inc., the Plan was amended and renamed the Dean Witter Reynolds Inc. Pension Plan. Effective as of September 1, 1980, the Plan was amended and restated to add a benefit for service prior to September 1, 1975, and to increase the level of benefits provided for service after August 31, 1975. Effective as of December 31, 1981, the Plan was amended and restated to reflect the fact that, on December 31, 1981, Dean Witter Reynolds Organization Inc. was merged into a wholly-owned subsidiary of Sears, Roebuck and Co., and to increase the benefit provided to Participants who remain in covered employment beyond their Normal Retirement Date. Effective January 1, 1985, the Plan was amended and restated to comply with recent changes in the law and to provide a supplemental retirement benefit to certain employees who transfer from employment with Sears or Allstate to employment with the Company. Effective January 1, 1986, the Plan was amended and restated to provide increased Retirement Benefits to certain Participants and redefine eligibility for

Early Retirement Benefits. Effective January 1, 1987 the Plan was amended and restated for the primary purpose of complying with certain requirements of the Tax Reform Act of 1986, the Technical and Miscellaneous Revenue Act of 1988 and other applicable changes in the law. Thereafter, the Plan was amended on six occassions with the most recent amendment taking effect on January 1, 1995. Except to the extent required by applicable law, the Plan as amended and restated applies only to Participants who are employees on and after January 1, 1995.

     The purpose of the Plan is to provide Eligible Employees with Retirement Benefits to supplement the benefits provided by Federal Social Security and the Dean Witter Reynolds Inc. Employee Retirement Investment Plan and the benefits accrued under the Dean Witter Reynolds Inc. Profit Sharing Plan as of August 31, 1980. The Plan is intended to qualify for the favorable tax treatment provided under section 401 and related sections of the Internal Revenue Code of 1986, as amended. Dean Witter Reynolds Inc. retains the right, as provided in Section 15, to amend or terminate the Plan at any time and for any reason. SECTION 2. DEFINITIONS.

     When used herein, the following capitalized words and phrases shall have the following meanings:

     "Affiliated Group" means the Company and any corporation, trade or business required to be aggregated with the Company under Code section 414(b), (c), (m), or (o).

     "Allstate" means Allstate Insurance Company, an Illinois corporation.

     "Annual Pension Equivalent" means the amount determined by multiplying a Participant's Profit Sharing Plan Benefit as of August 31, 1980, by the applicable factor set forth in Appendix A.

     "Average Annual Past Service Earnings" means the annual average of an Employee's Earnings for that portion of the period from January 1, 1984 through December 31, 1990 during which the Employee was an Eligible Employee provided, however, that if any such Employee was an employee of a predecessor of any member of the Affiliated Group during all or any portion of such period, the Employee's total compensation shall include the total compensation that the Employee earned for such employment for the portion of such period that constitutes Years of Past Service.

     For purposes of calculating Average Annual Past Service Earnings, "Earnings" shall be defined as set forth in this Section 2 except that Earnings in 1990 may not exceed $209,200 and Earnings in each of the years from 1984 through 1989 used to determine Average Annual Past Service Earnings may not exceed $200,000.

     Notwithstanding the foregoing, the Plan Administrator may use a reasonable estimate of an Employee's Earnings or compensation in determining his Annual Average Past Service Earnings where records from which a precise determination could be made are not reasonably available.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     "Company" means Dean Witter Reynolds Inc., a Delaware corporation.

     "Covered Compensation" means, with respect to any Employee, the average of the Social Security Wage Bases for each calendar year for the 35-year Period of Service ending with the last day of the calendar year in which the Employee attains (or will attain) Social Security Retirement Age. In determining an Employee's Covered Compensation for any particular Plan Year, the Social Security Wage Base for the current Plan Year and any subsequent Plan Year shall be assumed to be the same as the Social Security Wage Base in effect as of the beginning of the Plan Year for which the determination is being made. A Participant's Covered Compensation for a Plan Year after such 35-year Period of service is the Participant's Covered Compensation for the Plan Year during which the Participant attained Social Security Retirement Age. A Participant's Covered Compensation for a Plan Year before the 35-year Period of Service described above is the Social Security Wage Base in effect as of the beginning of such Plan Year.

     "DWDC" means Dean Witter, Discover & Co., a Delaware corporation, formerly known as Dean Witter Financial Services Group Inc., the successor to Dean Witter Financial Services Inc., the successor to Dean Witter Reynolds Organization Inc.

     "Determination Year" means a Plan Year.

     "Earnings" means an Employee's total compensation from any Participating Company, regardless of when paid, including (i) compensation deferred under the START Plan or the TDEPP, (ii) for any Plan Year commencing prior to January 1, 1987, compensation deferred under a plan of deferred compensation or a plan intended to qualify under section 125 of the Code, (iii) for any Plan Year commencing after December 31, 1988, compensation deferred under a plan intended to qualify under section 125 of the Code and (iv) income realized upon the exercise of an option to purchase stock of any member of the Affiliated Group or a predecessor of any such member. For purposes of this definition, the term "compensation deferred" shall not include any compensation that an Employee could not have received on a current basis in the absence of an election to defer receipt of such compensation but shall include compensation deferred pursuant to an award made under the TDEPP, and the employer of an Employee described in clause (ii) of the first sentence of this definition shall be deemed to be a "Participating Company." Notwithstanding the foregoing, Earnings shall not include (i) any amount unless such amount would be subject to tax under section 3402 of the Code (or any successor provision thereto) if paid currently and the Employee were fully subject to Federal income tax with respect to such amount, (ii) any amount as to which the Employee does not have a nonforfeitable right, except that amounts of compensation deferred pursuant to a TDEPP award shall be included in Earnings without regard to forfeitability,
(iii) any employer contribution (other than an elective contribution within the meaning of section 401(k) of the Code) to a plan which meets the requirements of section 401(a) and related sections of the Code, and any income, gains or losses of, or benefits from, any such plan, (iv) any employer contribution to, income, gains or losses of, or benefits from any plan that is an "excess benefit plan" within the meaning of section 3(36) of ERISA, (v) any amount which is earned during a period that the Employee is not an Eligible Employee,

(vi) any amount earned during any Plan Year prior to the Plan Year in which the Employee becomes a Participant in the Plan, and (vii) any amount with respect to which the Employee accrues benefits (whether or not vested) under any funded retirement plan to which contributions have been made by any member of the Affiliated Group, other than this Plan, the Profit Sharing Plan, the START Plan or Federal Social Security.

     With respect to accrual of benefits for periods after December 31, 1988, the annual total compensation of a Participant that may be taken into account under the Plan as Earnings for any Plan Year shall not exceed $200,000, as adjusted by the secretary at the same time and in the same manner asunder section 415(d) of the Code.

     In addition to other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual Earnings of each Participant taken into account under the Plan shall not exceed the OBRA'93 annual compensation limit. The OBRA'93 compensation limit is $150,000, as adjusted by the Commissioner of Internal Revenue for increases in the cost-of-living in accordance with Section 401(a)(17)(D) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period not exceeding 12 months over which compensation is determined (the "determination period") beginning in such calendar year. If a determination period consists of fewer than 12 months, the OBRA'93 annual compensation limit will be multiplied by a fraction, the numerator which is the number of months in the determination period and the denominator of which is 12.

     For Plan Years beginning on or after January 1, 1994, any reference in this plan under section 401(a)(17) of the Code shall mean the OBRA'93 annual compensation limit set forth in this provision.

     If Earnings for any prior determination period are taken into account in determining Participants' benefits accruing in the current Plan Year, the Earnings for that determination period are subject to the OBRA'93 annual compensation limit in effect for that prior determination period. For this purpose, for determination periods beginning before the first day of the first Plan Year beginning on or after January 1, 1994, the OBRA'93 annual compensation limit is $150,000.

     Notwithstanding any other provision of the Plan, each section 401(a)(17) employee's accrued benefit under this Plan will be the sum of: (a) the employee's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994 frozen in accordance with section 1.401(a)(14)-13 of the regulations; and, (b) the employee's accrued benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the employee's years of service credited to the employee for Plan Years beginning after January 1, 1994, for purposes of benefit accruals.

     A section 401(a)(17) employee means a Participant whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on Earnings for a year beginning prior to the first day of the Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

     In determining the compensation of a Participant for purposes of this limitation the rules of section 414(q)(6) of the Code shall apply, except, in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the Plan Year. If, as a result of the application of such rules the adjusted limitation under section 401(a)(17) of the Code is exceeded, then (except for purposes of determining the portion of compensation up to the integration level if the Plan provides for permitted disparity), the limitation shall be prorated among the affected individuals in proportion to each such individual's compensation as determined under this section prior to the application of this limitation.

     Notwithstanding the foregoing, for purposes of determining whether an individual is a Highly Compensated Employee or a member of the Top Paid Group, Earnings shall be determined without regard to the limits imposed by Code section 401(a)(17).

     "Eligible Employee" means (i) any Employee of a Participating Company and
(ii) any Employee of a member of the Affiliated Group that is not a Participating Company who has been designated in writing by the Plan Administrator as an Eligible Employee. An Employee shall not be an Eligible Employee with respect to any period (A) after his Normal Retirement Date if such Employee did not have at least one Hour of Service in any Plan Year beginning on or after January 1, 1988, (B) during which he is an employee solely by reason of the application of section 414(m), (n) or (o) of the Code, nor (C) during which he is covered by a collective bargaining agreement with respect to which a member of the Affiliated Group is a party, except to the extent that such agreement provides that Employees covered thereby shall be considered to be Eligible Employees as to such period. An individual's status as an Eligible Employee shall be determined by the Plan Administrator and, subject to the review procedure described in section 14, such determination shall be conclusive and binding upon all persons.

     "Employee" means any individual employed by or providing services to any member of the Affiliated Group.

     "Entry Date" means the first day of January or July.

     "Equivalent Actuarial Value" means the sum or sums which are determined by the use of the actuarial assumptions and mathematical calculations to be equal to the benefits which would have been payable under the Plan at either a later or an earlier date. Equivalent Actuarial Value shall be determined on the basis specified in Appendix B hereto.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

     "Family Member" means a spouse, lineal ascendent, lineal descendent or spouse of a lineal ascendent or lineal descendent of a Highly Compensated Employee.

     "Federal Social Security" means the Social Security Act, as amended from time to time.

     "Five Percent Owner" means any person who owns (or is considered as owning within the meaning of Code Section 318) more than five percent of the outstanding stock of an Affiliated Group member or stock possessing more than five percent of the total combined voting power of all stock of an Affiliated Group member or in the case of an unincorporated business, any person who owns more than five percent of the capital or profits interest in an Affiliated Group member. In determining percentage of ownership hereunder, Affiliated Group members that would otherwise be aggregated under Code sections 414(b), (c), (m) and (o) shall be treated as separate employers.

     "Highly Compensated Active Employee" means any individual who is an Employee during the Determination Year and who, during the Look-back Year:

     (1) received Earnings in excess of $75,000 (as adjusted pursuant to Code section 415(d);

     (2) received Earnings in excess of $50,000 (as adjusted pursuant to Code section 415(d) and was a member of the Top Paid Group; or,

     (3) was an officer of any member of the Affiliated Group and received Earnings greater than 50 percent of the dollar limitation in effect under Code section 415(b)(l)(A) provided that the number of Employees classified as officers hereunder shall not exceed the lesser of (i) 50 or (ii) the greater of 3 or 10 percent of all Employees and further provided that if no officer satisfies the compensation requirement set forth herein during either the Look-back Year or the Determination Year the highest paid officer for such year shall be a Highly Compensated Active Employee.

      In determining who is a Highly Compensated Active Employee, the Company may elect to substitute $50,000 for $75,000 in l above and not apply 2 above provided that the Affiliated Group maintains significant business activities in at least two significantly separate geographic areas and meets such other requirements as the Secretary of the Treasury may prescribe.

     The term "Highly Compensated Active Employee" shall also include:

     (4) An Employee who is both (i) described in 1, 2 or 3 above if the term "Determination Year" is substituted for the term "Look-back Year" and (ii) one of the 100 Employees who received the most Earnings during the Determination Year;

     (5) An Employee who is a Five Percent Owner at any time during the Determination Year or the Look-back Year; or,

     (6) An Employee who during a Determination Year or a Look-back Year is a Family Member of either (i) a Five Percent Owner who is an active or former employee or (ii) a Highly Compensated Active Employee who is one of the ten employees who received the most Earnings during such year provided, however, that the Family Member and the Five Percent Owner or top ten highly compensated employee shall be treated as a single Highly Compensated Active Employee whose earnings, benefits and contributions is the sum of such compensation, benefits and contributions of the Family Member and the Five Percent Owner or top ten highly compensated employee.

     "Highly Compensated Employee" means a Highly Compensated Active Employee or a Highly Compensated Former Employee.

     "Highly Compensated Former Employee" means a former Employee who terminated employment prior to the Determination Year and was a Highly Compensated Active Employee in the year of termination of employment or in any Determination Year after attaining age 55. Notwithstanding the foregoing, an Employee who terminated employment prior to 1987 will be treated as a Highly Compensated Former Employee only if during the year (or year preceding the termination) or any year after the Employee attains age 55 (or the last year ending before the Employee's 55th birthday), the Employee either received Earnings in excess of $50,000 (as adjusted pursuant to Code section 415(d)) or was a Five Percent Owner. Highly Compensated Former Employees shall be treated as Highly Compensated Employees. The method set forth in this section for determining who is a Highly Compensated Former Employee shall be applied on a uniform and consistent basis for all purposes for which the Code section 414(q) definition is applicable.

     "Hour of Service" means each hour for which an Employee is paid or entitled to parent for the performance of duties for the Employer or for any member of the Affiliated Group.

     "Investment Manager" means a person who is an investment manager within the meaning of section 3(38) of ERISA and who has been appointed as an Investment Manager by the Company pursuant to Section 12(b).

     "Look-back Year" means twelve month period immediately preceding a Determination Year.

     "NationsSecurities" means NationsSecurities, A Dean Witter/NationsBank Company, a North Carolina partnership.

     "NCSI" means NOVUS Credit Services Inc., a Delaware corporation, formerly known as Sears Consumer Financial Corporation.

     "Normal Retirement Age" means age 65.

     "Normal Retirement Date" means the last day of the month in which the Participant attains age 65.

     "Participant" means any Employee who is accruing benefits under the Plan and any Employee or former Employee who is receiving benefits under the Plan, or who is entitled to receive such benefits, whether on an immediate or a deferred basis.

     "Participating Company" means the Company and any member of the Affiliated Group that has been designated in writing as a Participating Company by the Plan Administrator and that has accepted such designation in writing.

     "Period of Service" means the period (or periods) of an Employee's employment by one or more members of the Affiliated Group, determined in accordance with Section 4.

     "Period of Severance" means a continuous period of time during which the Employee is not employed by the Employer or any member of the Affiliated Group. A Period of Severance commences on the date the Employee retires, quits or is discharged, or if earlier, the twelve-month anniversary of the date on which the Employee was otherwise first absent from service.

     "Plan" means the Dean Witter Reynolds Inc. Pension Plan, as amended from time to time.

     "Plan Administrator" means Dean Witter Reynolds Inc., a Delaware corporation.

     "Plan Year" means: with respect to periods prior to September 1, 1981, the twelve-month period ending August 31; and with respect to periods after December 31, 1981, the twelve-month period ending December 31. The four-month period from September 1, 1981 through December 31, 1981 shall be treated as a "short" Plan Year in accordance with applicable rules and regulations of the Internal Revenue Service.

     "Profit Sharing Plan" means the Dean Witter Reynolds Inc. Profit Sharing Plan, as amended from time to time.

     "Profit Sharing Plan Benefit as of August 31, 1980" means the sum of:

          (i) The balance, if any, in a Participant's Company Contribution Accounts under the Profit Sharing Plan as of August 31, 1980; and

          (ii) Any amount distributed to such Participant after December 31, 1966, and prior to August 31, 1980, from his or her Company Contribution Account(s) under the Profit Sharing Plan, the Reynolds Securities Inc. Employees Profit Sharing Plan, the Profit Sharing Plan of J. Barth & Co., the Retirement Plan Trust of J. Barth & Co., the Standard and Poor's/Intercapital Profit Sharing and Retirement Plan, the Profit Sharing Plan of Laird, Bissell, and Meeds, Inc., the Profit Sharing Plan for Salesmen of Laird, Bissell, and

     Meeds, Inc., or the Baker Weeks & Co. Inc. Employees' Deferred Profit Sharing Plan, plus interest on any such amount compounded at an annual rate of 6% from the date of the termination or other event (such as becoming a partner in any partnership that was a predecessor of any member of the Affiliated Group) that gave rise to such distribution, through August 31, 1980.

     Notwithstanding the foregoing, in the case of an Employee who had attained age 65 before September 1, 1980, "Profit Sharing Plan Benefit as of August 31, 1980" shall mean the balance in his or her Company Contribution Account(s) under the Profit Sharing Plan, the Reynolds Securities Inc. Employees Profit Sharing Plan, the Profit Sharing Trust of J. Barth & Co., the Retirement Plan Trust of
J. Barth & Co., the Standard and Poor's/Intercapital Profit Sharing and Retirement Plan, the Profit Sharing Plan of Laird, Bissell, and Meeds, Inc., the Profit Sharing Plan for Salesmen of Laird, Bissell, and Meeds, Inc., or the Baker Weeks & Co. Inc. Employees' Deferred Profit Sharing Plan, as of the last day of the plan year of such Plan that ended immediately prior to (or coincident with) the Employee's Normal Retirement Date.

     "Quarter" means: with respect to periods prior to December 1, 1981, a fiscal quarter ending November 30, February 28(29), May 31 or August 31; and, with respect to periods after December 31, 1981, a calendar quarter ending March 31, June 30, September 30 or December 31.

     "Retirement Benefit" means the benefit payable under Section 6 to a Participant who meets the requirements of Section 5(a) (Normal Retirement),
Section 5(b) (Early Retirement) or Section 5(c) (Disability Retirement).

     "Reynolds" means Reynolds Securities International Inc., a Delaware corporation.

     "Sears" means Sears, Roebuck and Co., a New York corporation.

     "Sears Affiliated Group" means Sears and any corporation, trade or business required to be aggregated with Sears under Code section 414(b), (c), (m) or (o).

     "Social Security Retirement Age" means, with respect to any Employee, the social security retirement age as defined under section 415(b)(8) of the Code.

     "Social Security Wage Base" for any calendar year means the amount that constitutes "wages" for such calendar year under section 3121(a) of the Code.

     "Spin-off" means the distribution by Sears of all of the shares of common stock of DWDC owned by Sears to shareholders of Sears.

     "Spouse" or "Surviving Spouse" means the lawfully married Spouse or Surviving Spouse of the Participant, provided that a former Spouse will be treated as the Spouse or Surviving Spouse and a current Spouse will not be treated as the Spouse or Surviving Spouse to the extent provided under a qualified domestic relations order as described in section 414(p) of the Code.

     "SPS" means SPS Transaction Services, Inc., a Delaware corporation and its subsidiaries.

     "START Plan" means the Dean Witter START Plan (Saving Today Affords Retirement Tomorrow) (formerly, from January 1, 1984 to May 31, 1994, the Dean Witter Reynolds Inc. Employee Retirement Investment Plan and, from September 1, 1971 to December 31, 1983, the Dean Witter Reynolds Inc. Stock Accumulation
Plan) as amended from time to time, or any successor plan of a Participating Company intended to qualify under sections 401(a) and 401(k) of the Code.

     "Subsidiary" means any corporation trade or business with respect to which DWDC, directly or indirectly, owns not less than 80% of the voting power of all classes of stock entitled to vote, the total value of all shares of stock or the ownership interest.

     "Surviving Spouse Benefit" means the benefit payable under Section 8 to the Surviving Spouse of a deceased Participant.

     "Suspendible Month" means a month with respect to which the Plan Administrator gives timely notice of benefit suspension in accordance with Department of Labor Regulation Section 2530.203-3 (suspension of benefits upon reemployment of retirees) and during which there are eight or more days with respect to which the Participant receives payment from the Company or any Subsidiary for one or more Hours of Employment. Solely for purposes of this definition, "Hours of Employment" means:

          (i) Each hour for which an Employee is paid, or entitled to payment, by the Company or any Subsidiary for the performance of duties. These hours shall be credited to the Employees for the day or days on which the duties are performed.

          (ii) Each hour for which an Employee is paid, or entitled to payment, by the Company or any Subsidiary on account of a period of time during which no duties are performed due to vacation, holiday, sickness, incapacity (including disability), leaves of absence, layoff, jury duty, or military service. The number of hours and the days to which an Employee shall be credited under this definition shall be determined in accordance with Department of Labor Regulation sections 2530.200b-2(b) and (c).

     "TDEPP" means the Dean Witter, Discover & Co. Tax Deferred Equity Participation Plan, the SPS Transaction Services, Inc. Tax Deferred Equity Participation Plan or any successor plan pursuant to which a portion of an Employee's Earnings are deferred at the election of a Participating Company or member of the Affiliated Group.

     "Termination of Employment" and similar phrases mean the termination of an Employee's employment, whether voluntary or involuntary, with all members of the Affiliated Group.

     "Top Paid Group" means the top twenty percent of employees who performed services for the Affiliated Group during the applicable year ranked according to the amount of Earnings received from the Affiliated Group during such year. For purposes of this definition Leased Employees shall be considered Employees unless such Leased Employees are covered by a plan described in Code section

414(n)(5) and are not covered in any qualified plan maintained by the Affiliated Group. Employees who are nonresident aliens and who received no earned income within the meaning of Code section 911(d)(2) from the Affiliated Group constituting United Stated source income within the meaning of Code section 861(a)(3) shall not be treated as Employees. Additionally, for the purpose of determining the number of active Employees in any year the following additional Employees shall also be excluded; however such Employees shall still be considered for the purpose of identifying the particular Employees in the Top Paid Group:

     (1) Employees with less than 6 months of service;

     (2) Employees who normally work less than 17 1/2 hours per week;

     (3) Employees who normally work less than 6 months per year;

     (4) Employees who have not yet attained 21; and,

     (5) except to the extend provided in regulations, Employees who are included in a unit of employees covered by an agreement which the Secretary of Labor finds to be a collective bargaining agreement between employee representatives and any member of the Affiliated Group.

     "Trust" means the trust or trusts created by the Trust Agreement.

     "Trust Agreement" means that certain trust agreement dated as of August 20, 1982, between the Company and the United States Trust Company of New York, as amended from time to time.

     "Trustee" means the United States Trust Company of New York and any additional or successor trustee or trustees appointed from time to time under the Trust Agreement.

     "Trust Fund" means the fund or funds established pursuant to the Trust Agreement.

     "Vested Benefit" means the benefit payable under Section 7 to a Participant who meets the requirements of Section 7.

     "Year of Service" means a Period (or Periods) of Service, whether or not consecutive, equal to twelve months.

     "Years of Past Service" means:

          (i) with respect to an individual who was an Employee on March 2, 1981, January 1, 1986 or January 1, 1991, Years of Service with a Participating Company completed prior to January 1, 1991; or

          (ii) with respect to any Employee who was not an Employee on March 2, 1981, January 1, 1986 or January 1, 1991, Years of Service with a Participating Company, if any, completed during the period September 1, 1975 through December 31, 1990, excluding any such Years of Service completed prior to the Plan Year in which the Employee first became a Participant in the Plan

     Notwithstanding the foregoing, an individual's Years of Past Service shall not include any period during which he or she was a partner in any partnership that was a predecessor of any member of the Affiliated Group.

SECTION 3.  PARTICIPATION.

     (a) Commencement of Participation. An Eligible Employee shall automatically become a Participant in the Plan on the Entry Date coincident with or next following the earlier of the date he (i) attains age 21 and completes one Year of Service or (ii) completes two years of continuous full-time employment with one or more members of the Affiliated Group.

     (b) Commencement of Participation - Prior Employees. Notwithstanding the provisions of Section 3(a), an Eligible Employee who commenced employment with the Company prior to January 1, 1987 will automatically become a Participant in the Plan on the last day of the Quarter in which falls the earliest of (i) the date the Employee completes two years of continuous full-time employment with one or more members of the Affiliated Group, (ii) the date the Employee has attained age 21 and completed three continuous months of employment with one or more members of the Affiliated Group or (iii) the date the Employee has attained age 21 and completed one Year of Service. An Employee who is not an Eligible Employee on the last day of the Quarter described in the preceding sentence but who becomes an Eligible Employee after having satisfied the requirements of
Section 3(b)(i), (ii) or (iii) shall automatically become a Participant in the Plan on the last day of the Quarter in which he becomes an Eligible Employee.

     (c) Reemployed and Transferred Employees. If an Employee is not employed as an Eligible Employee on the first Entry Date after he has met the age and service requirements, he shall become a Participant on the next date he becomes an Eligible Employee. If a Participant's employment terminates or if he is transferred to employment in a status other than that of an Eligible Employee, and he is later rehired as an Eligible Employee or transferred back to such status by any member of the Affiliated Group, he shall resume participation in the Plan immediately upon such rehire or resumption in status.

     (d) Termination of Participation. A Participant's participation shall terminate as of the date he ceases to be an Employee, unless the Participant is entitled to benefits hereunder, in which event participation shall terminate on the earlier of the date of the Participant's death or the date no amount is payable to the Participant hereunder.

SECTION 4. PERIOD OF SERVICE.

     An Employee's Period of Service shall be determined under the following rules:

     (a) Period of Employment Relationship. An Employee's Period of Service shall include any period during which he maintains an employment relationship with any member of the Affiliated Group. An Employee's employment relationship with a member of the Affiliated Group commences on the date the Employee first performs an Hour of Service for any member of the Affiliated Group for which he receives or is entitled to receive Earnings and, subject to Section 4(b) below, ends on the beginning of a Period of Severance. An Employee shall not be considered to have "quit" and commenced a Period of Severance under the following circumstances:

          (i) When the Employee is laid-off or takes a leave of absence without pay approved by the appropriate member of the Affiliated Group. In the case of an approved leave of absence without pay for a period in excess of twelve months, the Employee shall be deemed to have quit as of the end of such twelve-month period if he fails to abide by the terms and conditions of such leave, which may include a requirement to return to active employment.

          (ii) When the Employee enters the military service of the United States, provided the Employee returns to active employment with any member of the Affiliated Group within the time the Employee's reemployment rights are protected under applicable law. If the Employee does not so return, he shall be deemed to have quit as of the date of entry into military service.

          (iii) When the Employee is unable to work due to disability or sickness.

          (iv) When the Employee is on jury duty, a leave of absence with pay, an approved vacation or a holiday.

     Notwithstanding the foregoing, if an Employee quits, is discharged, dies or retires while on leave, vacation, holiday or jury duty, or while laid-off, disabled or sick, then, subject to Section 4(b) below, his Period of Service with the Affiliated Group shall terminate on the earlier of the date of such quit, discharge, death or retirement, or twelve months after the commencement of such leave, vacation, holiday, jury duty, lay-off, disability or sickness. An Employee shall be deemed to have been discharged as of the earlier of the date he receives oral or written notice of discharge or the date a written notice is deposited in the United States mail (on a registered or certified basis) to the Employee's last known address.

     (b) Period Following Termination. An Employee's Period of service shall include any period following the termination of his employment relationship with a member of the Affiliated Group (determined pursuant to Section 4(a) above) if the Employee is rehired by any member of the Affiliated Group within the twelve-month period following such termination.

     (c) Service with Reynolds. In the case of any individual who was an employee of Reynolds Securities International Inc. or any subsidiary thereof at any time prior to the merger of Reynolds Securities International Inc. with DWFS, Years of Service for periods prior to January 3, 1978, shall be determined by applying the rules of this Section 4 to that period of employment. The Years of Service so determined shall be added to such individual's Years of Service determined under this Plan, computed as though the individual became an Employee on the later of January 1, 1978, or the date he is actually employed by a member of the Affiliated Group.

     (d) Other Periods. An Employee's Period of Service also includes any other period that constitutes a "Period of Service" under written rules or regulations adopted from time to time by the Plan Administrator.

     (e) Aggregation of Periods of Service. All of an Employee's Periods of Service determined pursuant to this Section 4 shall be aggregated on the basis of complete months, whether or not such Periods of Service are consecutive, except that if an Employee's Period of Service commences on other than the first day of a calendar month and ends on other than the last day of a calendar month, the days in such months shall be aggregated and one additional month of service shall be credited if the number of such days is at least 30 but less than 60, and two additional months shall be credited if the number of such days equals 60.

     (f) One Year Period of Severance. Anything in the Plan to the contrary notwithstanding, if an Employee has a Period of Severance of more than twelve months, all his Periods of Service prior to his Period of Severance shall be disregarded until he is credited with one Hour of Service subsequent thereto.

     (g) Service with Sears. Solely for purposes of vesting, the Period of Service of any person who was employed by a member of the Sears Affiliated Group immediately following the Spin-off and who had an accrued benefit under the Plan as of the Spin-off shall include, to the extent consistent with the requirements of the Code and ERISA, the lesser of: The number of years such employee continues to work for the Sears Affiliated Group after the Spin-off and the number of years necessary to fully vest such person in an accrued benefit under the plan.

     (h) If, on or after February 25, 1992, a Participant transfers employment to SPS, or if, on or after June 7, 1993, a Participant transfers employment to NationsSecurities then for purposes of Sections 5(b) and 7, such transferred Participant's Period of Service shall include service with SPS or NationsSecurities but not more than the lesser of such transferred Participant's service with SPS or NationsSecurities or the service necessary for such transferred Participant to fully vest in the Participant's accrued Plan benefit, such post-transfer service to be determined in accordance with this Section 4.

SECTION 5. RETIREMENT.

     (a) Normal Retirement. If a Participant's employment by the Affiliated Group terminates on or after his Normal Retirement Age, he shall be entitled to a Normal Retirement Benefit, determined under Section 6, commencing as of the first day of the month next following the date his employment terminates.

     (b) Early Retirement. If a Participant's employment by the Affiliated Group terminates before his Normal Retirement Age and on or after the earlier of the date he attains age 55, if at such time he has completed ten Years of Service, or if he commenced employment with the Affiliated Group prior to January 1, 1986, the date he has attained at least age 55 and the sum of his age and Years of Service totals at least 70, he shall be entitled to an Early Retirement Benefit determined in the same manner as a Normal Retirement Benefit under
Section 6, commencing as of the first day of the month next following his Normal Retirement Date.

     (c) Disability Retirement. If it is determined that a Participant is "totally and permanently disabled" on or after attaining age 55, and he has completed ten Years of Service or, if he commenced employment with the Affiliated Group prior to January 1, 1986 the sum of his age and Years of Service equal or exceed 70, he must retire and shall be entitled to a Disability Retirement Benefit, determined in the same manner as a Normal Retirement Benefit under Section 6, commencing as of his Normal Retirement Date. A Participant shall be considered "totally and permanently disabled" only if he is able to establish (to the satisfaction of the Plan Administrator) that he is entitled to receive disability benefits under Federal Social Security.

     (d) Election of Early Commencement of Benefits. If a Participant makes a proper election under this Section 5(d), his Early or Disability Retirement Benefit (as applicable) may commence as of the first day of any month that follows the Plan Administrator's receipt of the election and precedes his Normal Retirement Date. That election shall be filed with and shall be made on the form(s) prescribed by the Plan Administrator. By filing the prescribed form(s) with the Plan Administrator prior to the date as of which payments are to commence, a Participant may change or revoke a previous election as to the commencement of Early or Disability Retirement Benefits. If an election (or a change or revocation of a previous election) is filed with the Plan Administrator less than 90 days before the date as of which Early or Disability Retirement Benefit payments are to commence, the actual commencement of payments may be delayed for administrative reasons. If any such delay occurs, the first payment made shall include all amounts due from the date as of which the Participant elected to have payments commence.

     (e) Mandatory Retirement. Notwithstanding anything to the contrary herein, a Participating Company may require a Participant in its employ to retire and to receive a Retirement Benefit so long as the Participant (i) has attained Normal Retirement Age; (ii) has been employed during the two-year period prior to retirement in a bona fide executive or a high policy-making position; and (iii) is entitled to an immediate nonforfeitable annual retirement benefit from all pension, profit-sharing, savings and deferred compensation plans of any member of the Affiliated Group which equals, in the aggregate, at least $44,000.

SECTION 6. RETIREMENT BENEFITS.

     (a) Normal Retirement Benefit. A Participant's Normal Retirement Benefit shall be an annual amount equal to the sum of his Future Service Benefit as provided in Section 6(b) plus his Past Service Benefit as provided in Section 6(c) (if any), adjusted for continued employment after attaining his Normal Retirement Date as provided in Section 6(d).

     (b) Future Service Benefit. A Participant's "Future Service Benefit" shall be an amount equal to the sum of:

          (i) 1% of the Participant's Earnings after December 31, 1990; plus,

          (ii) 1/2% of the amount, if any, by which the Participant's Earnings for each Plan Year, during such period, but not in excess of 42.7 years minus the Participant's Years of Past Service, exceed the Participant's Covered Compensation for that Plan Year. After a Participant has reached an aggregate amount of Years of Service and Years of Past Service equal to or greater than 42.7, no additional Future Service Benefit shall accrue under this Section 6(b)(ii).

     In no event shall an increase in Covered Compensation decrease a Participant's accrued benefit under the Plan.

     (c) Past Service Benefit. A Participant's "Past Service Benefit" shall be an amount equal to the greater of:

          (i) the benefit the Participant had accrued under the Plan as of December 31, 1990 under the terms of the Plan in effect on that date; or

          (ii) the sum of (A) 1% of the Participants Average Annual Past Service Earnings multiplied by the Participant's Years of Past Service; plus, (B) plus 1/2% of the amount, if any, of the Participant's Average Annual Past Service Earnings in excess of the Participant's Covered Compensation for 1990, multiplied by the Participant's Years of Past Service but not in excess of 42.7 years; reduced by, (C) the Annual Pension Equivalent.

     (d) Deferred Retirement Benefit. A Participant who continues to be an Employee after attaining Normal Retirement Date shall not be entitled to payment of his Retirement Benefit until he ceases to be an Employee. The Normal Retirement Benefit payable to him shall be:

          (i) With respect to any Participant who is credited with at least one Hour of Service in any Plan Year beginning on or after January 1, 1988, the greater of

               (A) His Normal Retirement Benefit determined under Section 6(b) and (c) (if any).

               (B) His Normal Retirement Benefit determined under Section 6(b) and (c) (if any) without regard to any increase in such benefit for the period after his Normal Retirement Date and prior to January 1, 1988, and instead increased for that period by 1/2% for each full month prior to January 1, 1988 that he remained employed by a

          Participating Company after his Normal Retirement Date and that is a Suspendible Month.

               (C) His Normal Retirement Benefit determined under Section 6(b) and (c) (if any) without regard to any increase in such benefit for the period after his Normal Retirement Date and instead increased (i) by 1/2% for each full month prior to January 1, 1988 that he remained employed by a Participating Company after his Normal Retirement Date and (ii) to the extent required by Section 16(f).

          (ii) With respect to any Participant who is not credited with at least one Hour of Service in any Plan Year beginning on or after January 1, 1988, his Normal Retirement Benefit as determined under Section 6(b) and (c) increased (i) by 1/2% for each full month prior to January 1, 1988 that he remained employed by a Participating Company after his Normal Retirement Date that is a Suspendible Month and (ii) to the extent required by Section 16(f).

     (e) Reduction for Early Commencement. If a Participant begins receiving his Early or Disability Retirement Benefit prior to his Normal Retirement Date, the amount otherwise payable to him shall be reduced as provided in Appendix B.

     (f) Reduction for Prior Benefit. Notwithstanding any other provision hereof to the contrary, the amount of any Retirement Benefit payable to a Participant shall be reduced by the Equivalent Actuarial Value (as determined under the applicable provisions of Appendix B) of any benefit previously paid in the form of a lump sum distribution to such Participant hereunder.

     (g) Optional Forms of Retirement Benefits. A Participant may elect to have the Participant's Retirement Benefit paid in any of the following forms:

          (i) An individual life annuity, providing an annual benefit to the Participant for life;

          (ii) A joint and survivor annuity, providing a reduced annual benefit to the Participant for life and, upon the Participant's death after the date as of which payments begin, an annual benefit continued to the Participant's joint annuitant (if then living) for the joint annuitant's life equal to 50%, 75%, or 100% of the reduced benefit payable to the Participant;

          (iii) A term certain and life annuity, providing a reduced annual benefit to the Participant for life, with payments guaranteed for a minimum of five or ten years, as the Participant may elect; provided, that guaranteed payments may not be paid over a period exceeding the joint life expectancy of the Participant and his joint annuitant, if any; or

          (iv) A lump sum payment, in cash, of 100%, 75%, 50% or 25% of the value of the Participant's Retirement Benefit. In the event a lump sum payment of less than 100% of the Participant's Retirement Benefit is elected, the Participant may elect to receive the remaining portion of his or her benefit in one of the forms set forth in Sections 6(g)(i), (ii) or
     (iii) above.

     The benefit payable to an alternate payee under a qualified domestic relations order, as defined in section 414(p) of the Code, may be all or a portion of the Participant's benefit payable as either a lump sum or an annuity paid for the life of the alternate payee. A benefit paid as an annuity for the life of the alternate payee shall be actuarially equivalent to the same benefit paid as an annuity for the life of the Participant.

     (h) Election of Form of Retirement Benefit.

          (i) Each Participant may elect a form of Retirement Benefit, or change or revoke a previous election, by filing the prescribed form(s) with the Plan Administrator. Any such election (or a change or revocation of a previous election) may be made at any time up to the date as of which the Participant's Retirement Benefit is to commence.

          (ii) Unless an optional form of benefit is selected pursuant to a qualified election within the 90-day period ending on the date his Retirement Benefit is to commence,

               (A) A married Participant's Retirement Benefit will be paid in the form of a 50% qualified joint and survivor annuity providing a monthly annuity to the Participant for life and, upon the Participant's death after monthly payments begin, a monthly amount equal to 1/2 of the Participant's monthly Retirement Benefit continued to the Participant's Surviving Spouse (if then living) for such Spouse's life, provided that the Participant and the Participant's Surviving Spouse were lawfully married on the date that annuity payments commenced to the Participant (the amount of such joint and survivor annuity shall be determined in the manner provided in Section 6(g) with respect to joint and 50% survivor annuities), and

               (B) An unmarried Participants Retirement Benefit will be paid in the form of an individual life annuity providing a monthly benefit to the Participant for life equal to 1/12 of the Participant's annual retirement benefit.

          (iii) Qualified election. Any waiver of a qualified joint and survivor annuity by a Participant shall not be effective unless: (i) the Participant's Spouse consents in writing to the election; (ii) the election designates (where applicable) a specific alternate joint annuitant or beneficiary, including any class of beneficiaries or any contingent beneficiaries, which may not be changed without spousal consent (or the Spouse expressly permits designations by the participant without any further spousal consent); (iii) the Spouse's consent acknowledges the effect of the election; and (iv) the Spouse's consent is witnessed by a notary public. Additionally, a Participant's waiver of the qualified joint and survivor annuity will not be effective unless the election designates a form of benefit payment which may not be changed without spousal consent (or the Spouse expressly permits designations by the Participant without any further spousal consent). If it is established to the satisfaction of a Plan representative that such written consent may not be obtained because there is no

     Spouse or the Spouse cannot be located, a waiver will be deemed a qualified election. Any consent by a Spouse obtained under this provision (or establishment that the consent of a Spouse may not be obtained) shall be effective only with respect to such Spouse. A consent that permits designations by the Participant without any requirement of further consent by such Spouse must acknowledge that the Spouse has the right to limit consent to a specific beneficiary, and a specific form of benefit where applicable, and that the Spouse voluntarily elects to relinquish either or both of such rights. A revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time prior to the commencement of benefits. The number of revocations shall not be limited. No consent obtained under this provision shall be valid unless the Participant has received notice as provided below.

          (iv) Notice Requirement. The Plan Administrator shall provide each Participant no less than 30 days and no more than 90 days prior to the date his Retirement Benefit is to commence a written explanation of the terms and conditions of a qualified joint and survivor annuity; the Participant's right to make and the effect of an election to waive the qualified joint and survivor annuity form of benefit; the rights of a Participant's Spouse; and the right to make, and the effect of, a revocation of a previous election to waive the qualified joint and survivor annuity.

     (i) Claim for Benefits; Required Information. No Retirement Benefit will be paid to or on behalf of a Participant under the Plan until the Participant (or the

Participant's Spouse, joint annuitant or beneficiary, as appropriate) has filed a claim for benefits with the Plan Administrator in accordance with
Section 13 and has provided the Plan Administrator with all information that it may need to determine the amount payable to such person hereunder. Such information shall include, without limitation, the Participant's date of birth, the Participant's marital status and, if the Participant is married, the name, address and birthdate of his Spouse. Such information shall be on the form(s) prescribed by the Plan Administrator and shall include copies of such proof of age or marital status as the Plan Administrator may request. If a Participant has not filed a complete claim for benefits by the date as of which the Participant's Retirement Benefit is to commence, the first payment made following the Plan Administrator's receipt of a complete claim shall include all amounts due from the date as of which such Benefit was to commence.

     (j) Commencement of Retirement Benefits. Subject to Section 6(i), the actual payment of a Participant's Retirement Benefit shall begin as soon as is reasonably practicable following the date as of which such Retirement Benefit is to commence. In no event, however, shall payment begin later than 60 days after the latest of (i) the end of the Plan Year in which the Participant attains Normal Retirement Age, (ii) the end of the Plan Year in which the Participant's employment by the Affiliated Group terminates, or (iii) the date the Plan Administrator is able to determine the amount of such Retirement Benefit. If the actual payment of a Participant's Retirement Benefit begins after the date as of which such Retirement Benefit is to commence, the first payment made shall include all amounts due from such date to the date payment is made.

     (k) Joint Annuitants. A Participant may designate the Participant's Spouse or any other person as the Participant's joint annuitant. Any such designation shall be made on the form(s) prescribed by the Plan Administrator. If a married Participant designates anyone other than the Participant's Spouse as joint annuitant, the Plan Administrator shall require the spouse's written consent as set forth in Section 6(h) above, and shall require proof that the Participant is in good health as a condition to the election of a nonspouse joint and survivor annuity. For purposes of the preceding sentence, "proof" shall be a certificate issued by a Participant's physician attesting to the Participant's health, which could be used by the Participant to obtain private health, life or disability insurance. A Participant may not change a previous designation of a joint annuitant after the date as of which the Participant's Retirement Benefit is to commence.

     (l) Effect of Death on Election of Form of Retirement Benefits.

          (i) If a Participant has elected (or is entitled) to receive Retirement Benefits in the form of a joint and survivor annuity and the Participant's joint annuitant dies before the date as of which the Participant's Retirement Benefit is to commence, the Participant shall be deemed to have elected a single life annuity and any previous election to the contrary shall be void. In such a case, the Participant may elect a different form of Retirement Benefit (in accordance with Section 6(h)) and/or may designate a new joint annuitant (in accordance

                                                                              37
     with Section 6(k)) at any time prior to the date as of which the Participant's Retirement Benefit is to commence.

          (ii) If a Participant has elected (or is entitled) to receive Retirement Benefits in the form of a joint and survivor annuity and the Participant's joint annuitant dies on or after the date as of which the Participant's Retirement Benefit is to commence, the Participant shall continue to receive a reduced annuity.

          (iii) If a Participant who has elected to receive Retirement Benefits in the form of a term certain and life annuity dies within the five-year or ten-year period specified in the Participant's election and after the date as of which benefit payments commence, the monthly benefit provided under the Participant's annuity will be continued for the remainder of such period to the person (or persons) the Participant has designated as his beneficiary. Any such designation must be made in writing and must be filed with the Plan Administrator.

          (iv) If the Participant and the Participant's beneficiary die after the date as of which payments under a term certain and life annuity are to commence but before the guaranteed number of payments have been made thereunder, the Equivalent Actuarial Value of the balance of the amount payable with respect to the Participant (as determined by the Plan Administrator) shall be paid in a lump sum to the estate of the last to die of the Participant or the Participant's beneficiary. If the Participant and the Participant's beneficiary die simultaneously, the beneficiary shall be deemed to have died after the Participant.

     (m) Form of Annuity Payment. Notwithstanding anything to the contrary herein, a Participant's Retirement Benefit paid in one of the forms described in clauses (i), (ii) or (iii) of Section 6(g) shall be payable to such Participant on a monthly basis.

SECTION 7. VESTED BENEFITS.

     (a) Participants Who Do Not Have One Hour of Service in Any Plan Year Beginning After December 31, 1988. The following rules apply in calculating the Vested Benefit of any Participant who does not have at least one Hour of Service in any Plan Year beginning after December 31, 1988.

          (i) Participants Who Were Employees on March 2, 1981.

               (A) If a Participant was an Employee on March 2, 1981, and his employment by the Affiliated Group terminates upon or after the date he completes three Years of Service and at a time when he is not entitled to a Retirement Benefit under Section 5, the Participant shall be entitled to a Vested Benefit, commencing as of the first day of the month following his Normal Retirement Date.

               (B) The annual Vested Benefit of a Participant described in
          Section 7(a)(i)(A) shall be equal to the Participant's Annual Normal Retirement Benefit (determined as of the date his employment terminates) multiplied by the applicable percentage determined under the following Vesting Schedule:

                            VESTING SCHEDULE

                                    Nonforfeitable Percentage
Years of Service                    of Accrued Benefit to Which
At Termination                      Participant Is Entitled
- --------------                      -----------------------

Less than 3                          0%
3   but less than 4                  15%
4   but less than 5                  20%
5   but less than 6                  25%
6   but less than 7                  30%
7   but less than 8                  40%
8   but less than 9                  50%
9   but less than 10                 60%
10  or more                          100%

          (ii) Participants Who Were Not Employees On March 2, 1981.

               (A) If a Participant who was not an Employee on March 2, 1981 is hired or rehired as an Employee after that date and his employment by the Affiliated Group terminates prior to the date he has completed ten Years of Service and at a time when he is not entitled to a Retirement Benefit under Section 5, the Participant shall only be entitled to the Vested Benefit, if any, to which he was entitled at the time his employment terminated under and in accordance with the terms of the Plan as in effect at the time of such termination.

               (B) If a Participant who was not an Employee on March 2, 1981 is hired or rehired as an Employee after that date and his employment by the Affiliated Group terminates upon or after the date he has completed ten Years of Service and at a time when he is not entitled to a Retirement Benefit under Section 5, the Participant shall be entitled to a Vested Benefit, commencing as of the first day of the month following his Normal Retirement Date.

               (C) The annual Vested Benefit of a Participant described in
          Section 7(a)(ii)(B) shall be equal to his annual Normal Retirement Benefit (determined as of the date his employment terminates).

     (b) Participants Who Have At Least One Hour of Service In Any Plan Year Beginning After December 31, 1988. The following rules apply in calculating the Vested Benefits of any Participant who has at least one Hour of Service in any Plan Year beginning after December 31, 1988.

          (i) If the Participant's employment by the Affiliated Group terminates upon or after the date he completes five Years of Service, the Participant shall be entitled to a Vested Benefit commencing as of the first day of the month following his Normal Retirement Date equal to 100 percent of his accrued Normal Retirement Benefits, determined as of the date his employment terminates.

          (ii) If the Participant was an Employee on March 2, 1981 and his employment by the Affiliated Group terminate upon or after the date he completes three Years of Service and prior to the date he completes five Years of Service, he shall be entitled to a Vested Benefit commencing as of the first day of the month following his Normal Retirement Date equal to the percentage of his accrued Normal

     Retirement Benefit set forth below, determined as of the date his employment terminates:

                            VESTING SCHEDULE

                                    Nonforfeitable Percentage
Years of Service                    of Accrued Benefit to Which
 At Termination                     Participant Is Entitled
 --------------                     -----------------------

Less than 3                          0%
3   but less than 4                  15%
4   but less than 5                  20%
5 or more                            100%

     (c) Reduction for Prior Benefit. Notwithstanding any other provision hereof to the contrary, the amount of any Vested Benefit payable to a Participant under
Section 7(a) or (b) above shall be reduced by the Equivalent Actuarial Value of any benefit previously paid in the form of a lump sum distribution to such Participant hereunder.

     (d) Election of Early Commencement of Benefits; Reduction in Amount Payable. If a Participant makes a proper election under this Section 7(d), his Vested Benefit may commence as of the first day of any month that follows the Plan Administrator's receipt of the election and precedes the Participant's Normal Retirement Date; provided, that the Participant has attained at least age 55 and completed ten Years of Service or, in the case of a Participant who commenced employment with a member of the Affiliated Group prior to January 1, 1986, has attained at least age 55 and the sum of his age and Years of Service equals or exceeds 70. A Participant's election to have his Vested Benefit commence prior to his Normal Retirement Date shall be filed with and shall be made on the form(s) prescribed by the

Plan Administrator. By filing the prescribed form(s) with the Plan Administrator prior to the date as of which payments are to commence, a Participant may change or revoke a previous election as to the commencement of Vested Benefits. If an election (or a change or revocation of a previous election) is filed with the Plan Administrator less than 90 days before the date as of which Vested Benefit payments are to commence, the actual commencement of payments may be delayed for administrative reasons. If any such delay occurs, the first payment made shall include all amounts due from the date as of which the Participant elected to have payments commence. If a Participant begins receiving his Vested Benefit prior to his Normal Retirement Date, the amount otherwise payable to him shall be reduced as provided in Appendix B.

     (e) Forfeiture of Non-Vested Benefit. On the date a Participant ceases to be an Employee, the portion of the benefit payable as to him which is not vested shall be forfeited and his Period of Service and Earnings to that date shall thereafter be disregarded. If, after that date, he again performs an Hour of Service, the non-vested benefit payable as to him and his prior Period of Service and Earnings shall, subject to the terms of the Plan, be reinstated.

     (f) Provisions of Section 6 Apply; Special Rule for Immediate
Distributions.

          (i) General Requirements. The provisions of Section 6(g) (Optional Forms of Retirement Benefit), 6(i) (Claim for Benefits; Required Information), 6(j) (Commencement of Retirement Benefits), 6(k) (Joint Annuitants), 6(l) (Effect of Death on Election of Form of Retirement Benefits) and 6(m) (Form of Annuity Payment) shall apply to Vested Benefits in the same manner as to Retirement Benefits.

          (ii) Special Rule for Immediate Distributions. If a Participant is entitled to a Vested Benefit under this Section 7 the value of which is greater than $3,500 and makes a proper election under this Section 7(f)(ii), his Vested Benefit may be immediately distributed to him in the form provided in Section 6(h)(ii) or, pursuant to a qualified election described in Section 6(h)(iii), in the form provided in Section 6(g)(iv). The Plan Administrator shall, in the next calendar year following the Participant's employment termination, provide the Participant with a statement as to the value of his Vested Benefit and election forms to be used in connection with an immediate distribution hereunder. The Participant shall have 90 days from the date such information and election forms were mailed (or otherwise transmitted) by the Plan Administrator to elect to make his elections under this Section 7(f)(ii). If the Participant elects to receive such Vested Benefit under this Section 7(f)(ii), payment shall commence as of the end of such 90-day period. If payment of an immediate distribution hereunder is made to the form of an annuity, the amount otherwise payable to the Participant shall be reduced as provided in Appendix B with respect to payment of Vested Benefits prior to Normal Retirement Date. If such payment is in the form of a lump sum, the amount so payable shall be determined as provided in Appendix B with respect to lump sums. Whether the value of the Participant's Vested Benefit is greater than $3,500 shall be determined in the manner provided in Appendix B with respect to lump sums. All determinations under this Section 7(f)(ii) shall be made as of the end of the 90-day election period described above, and payment shall be made (or commence) as of that date. If for any reason the Participant does not elect to receive an immediate distribution of his Vested Benefit during the 90-day election period as provided in this Section 7(f)(ii), he may elect to receive his Vested Benefit only as of the date as of which it would otherwise be payable without regard to this Section 7(f)(ii).

SECTION 8. SURVIVING SPOUSE BENEFITS.

     (a) Eligibility Requirements. The Surviving Spouse of a married Participant shall be entitled to a Surviving Spouse Benefit, determined under Section 8(b), if:

          (i) The Participant dies (A) after he is eligible for Normal, Early, or Disability Retirement, or (B) after he has completed the service requirement for a Vested Benefit as set forth under Section 7(a) or (b);

          (ii) The Participant's death occurs before the date as of which his Retirement or Vested Benefit is to commence; and

          (iii) The Participant and his Surviving Spouse had been married throughout the twelve-month period ending on the date of the Participant's death.

     (b) Amount of Surviving Spouse Benefit. In the case of a Participant who dies after becoming eligible for Normal, Early or Disability Retirement Benefit, the Surviving Spouse Benefit shall be equal to the benefit that the Participant's Surviving Spouse would have received if the Participant had retired and commenced receiving Retirement Benefits in the form of a 50% joint and survivor annuity (with the Participant's Spouse as joint annuitant) as of the day before the Participant died. In the case of a Participant who dies after becoming eligible for a Normal Retirement Benefit but before either terminating employment with the Affiliated Group or commencing benefits pursuant to Section 9(a), the Surviving Spouse Benefit shall be equal to the lump sum value of the Participant's benefit as if the Participant had retired on his or her date of death and, notwithstanding any provisions of the Plan to the contrary, shall be payable to the Surviving Spouse, at his or her election, as a lump sum or as a single life annuity actuarially equivalent to the lump sum, said actuarial equivalence to be determined using the same assumptions applicable to the determination of lump sum benefits under the Plan. In the case of a Participant who dies before becoming eligible for Normal, Early or Disability Retirement, the Surviving Spouse Benefit shall be equal to the benefit that the Participant's Spouse would have received if the Participant (i) had ceased to be an Employee on the date of his death; (ii) had survived until the day after the earlier of the day on which he would have attained age 65 or the day after the day on which he would have attained age 55 (or older) and (a) would have completed ten Years of Service, or (b) the sum of his age and Years of Service would have equalled or exceeded 70 (if the Participant commenced employment with the Company prior to January 1, 1986), whichever would have been earlier; and (iii) had commenced receiving Retirement Benefits in the form of a 50% joint and survivor annuity (with the Participant's Spouse as joint annuitant) as of the day before the earlier of the days described in clause
(ii).

     (c) Commencement of Benefit. Unless a Participant's Surviving Spouse elects to defer the commencement of the Surviving Spouse Benefit, such Surviving Spouse Benefit shall commence (i) in the case of a Participant who dies after becoming eligible for Normal, Early or Disability Retirement Benefit, as of the first day of the month following the month in which the Participant dies; and (ii) in the case of a Participant who dies before becoming eligible for Normal, Early or Disability

Retirement Benefit, as of the earliest of the days described in clause (ii) of
Section 8(b) above. By written notice to the Plan Administrator within 30 days of the date of the Participant's death, a Participant's Surviving Spouse may elect to defer the commencement of his Surviving Spouse Benefit. If the Surviving Spouse makes such an election, the amount of his monthly Surviving Spouse Benefit shall be increased by 1/2% for each full month after the date such Surviving Spouse Benefit is otherwise payable under the first sentence of this Section 8(c).

     (d) Change of Commencement Date. By written notice to the Plan Administrator prior to the date as of which a Surviving Spouse has elected to have his Surviving Spouse Benefit commence, the Surviving Spouse may change the date Surviving Spouse Benefit payments are to commence to the first day of any month from the month after the month the Plan Administrator receives the notice.

     Election of Lump Sum. If the present value of a Surviving Spouse Benefit is reater than $3,500, the Spouse may elect to have such present value paid in a lump sum payment of cash. The Plan Administrator, upon receipt of notification of the Participant's death, shall provide the Surviving Spouse with a statement as to the value of the Surviving Spouse Benefit and election forms to be used in connection with a lump sum distribution. The Spouse shall have 60 days from the date such information and election forms are mailed (or otherwise transmitted) by the Plan Administrator to elect to receive a lump sum payment. The Plan Administrator, upon receipt of a proper election to receive a lump sum payment by the Spouse, shall direct the lump sum payment to be made to the Spouse as soon as practicable thereafter. For purposes of this Section 8(e), the value of the Surviving Spouse Benefit, and the lump sum payment in lieu thereof, shall be determined on the basis provided in Appendix B with respect to lump sums, as of the date the notice described in the preceding sentence is sent.

SECTI N 9. INCORPORATION BY REFERENCE. CERTAIN CODE REQUIREMENTS BY REFERENCE.

     (a) Incorporation of Section 401(a)(9). Anything in the Plan to the contrary notwithstanding, distributions under this Plan shall meet the requirements of section 401(a)(9) of the Code, which requirements are incorporated herein by reference; provided, that distributions with respect to a Participant who attained age 70 1/2 during 1988 shall begin (and be calculated as if they were required to begin) as of April 1, 1989, distributions with respect to a Participant who attained age 70 1/2 prior to 1988 shall begin (and be calculated as if they were required to begin) as of April 1, 1989 if the Participant so elects, and after the commencement of distributions to the Participant the payment form elected may not be changed or reduced by the Participant.

     (b) Incorporation of Section 415. Anything in the Plan to the contrary notwithstanding, benefits under the Plan shall be subject to the limitations on contributions and benefits under section 415 of the Code, which limitations are incorporated herein by reference. For purposes of applying section 415 of the
Code: compensation shall mean compensation actually paid to Participant and included in his gross income for the year; the limitation year shall be the Plan Year; to the extent that section 415(e) of the Code requires of reduction in contributions or benefits under this or another plan, reduction shall be made under this Plan; adjustments to the dollar limitation of section 415(b)(l)(A) of the Code for benefits which begin before or after the Social Security Retirement Age shall be made by using the basis provided in Appendix B with respect to Retirement Benefits which commence before Normal Retirement Date and a 6 percent per year factor for periods after age 65 or by using an interest rate of 5 percent per annum and the UP - 84 Mortality Table, whichever produces the smaller adjusted dollar limitation; and actuarial adjustment for payment in other than the normal form shall be made in accordance with the provisions of Appendix B applicable to adjustments for such other forms of payment. Effective January 1, 1990, in applying the limitations on contributions and benefits under section 415 of the Code, increases in the dollar limits under section 415(b)(l)(A) and (c)(l)(A) of the Code, which take effect after a Participant's employment by the Affiliated Group terminates, shall not be taken into account. For all other purposes, the limitations of section 415 of the Code shall be applied so as to provide the largest benefit payable thereunder.

     (c) Optional Direct Rollover of Eligible Rollover Distributions.

     (i) This section 9(c) applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect at the time and in the manner prescribed by the Plan Administrator to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     (ii) For purposes of this Section 9(c) the following definitions shall apply:

          (A) "Eligible rollover distribution" means any distribution of all or any portion of the balance to the credit of the distributee other than any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Code section 401(a)(9); and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

          (B) "Eligible retirement plan" means an individual retirement account described in Code section 408(a), an individual retirement annuity described in Code section 408(b), an annuity plan described in Code section 403(a), or a qualified trust described in Code section 401(a), that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to a Surviving Spouse or a Former Spouse, an eligible retirement plan is an individual retirement account or an individual retirement annuity.

          (C) "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's Surviving Spouse and the Employee's or former Employee's Spouse or former Spouse who is the alternate payee under a qualified domestic relations order as defined in Code section 414(p) are distributees with regard to the interest of the Surviving Spouse or former Spouse.

SECTION 10. ESTABLISHMENT OF A FUNDING PROCEDURE; BASIS OF

               PAYMENTS; LIMITATION OF OBLIGATION.

     (a) Funding Procedure.

          (i) The Company shall engage an actuary, enrolled pursuant to section 3042 of ERISA, to determine the normal cost of the Plan for each Plan Year and the amount (if any) of the Plan's unfunded past-service liability on the basis of the funding method established for the Plan, to prepare the actuarial statement described in section 103(d) of ERISA and to render the opinion described in section 103(a)(4) of ERISA. Such actuary shall use actuarial assumptions that in the aggregate are reasonable. Based upon the determination of such actuary, the Company shall determine the contributions required to be made for each Plan Year by the Participating Companies in order to satisfy the minimum funding standard (or alternative minimum funding standard) for such Plan Year determined pursuant to sections 302 through 305 of ERISA and section 412 of the Code. The Company may remove and discharge the actuary so engaged, but in such case it shall engage a successor enrolled actuary to make the determinations, to prepare the actuarial statement and to render the opinion described in this Section 10(a)(i).

               (ii) After consultation with the actuary engaged pursuant to
          Section 10(a)(i), the Company shall determine the funding method (i.e., the actuarial cost method) to be used in determining costs and liabilities under the Plan pursuant to section 301 et seq. of ERISA and section 412 of the Code. With the advice of the actuary, the Company shall review such funding method from time to time and, if the Company determines that it is no longer appropriate, the Company shall then petition the secretary of the Treasury for approval of a change in the funding method.

               (iii) The Participating Companies shall contribute to the Plan for each Plan Year at least the amount necessary to satisfy the minimum funding standard (or alternative minimum funding standard) for such Plan Year.

               (iv) From time to time the Company shall estimate the benefits and administrative expenses to be paid out of the Trust Fund during the period for which such estimate is made and the contributions to be made to the Plan by the Participating Companies during such period. The Company shall inform the Trustee of the estimated cash needs of the Plan for each period with respect to which such estimates are made. Such estimates shall be made on an annual, quarterly, monthly or other basis as the Company may determine.

               (v) The Company shall engage an independent qualified public accountant to conduct such examinations and to render such opinions as may be required under section 103(a)(3)(A) of ERISA. The Company in its discretion may remove and discharge the person so engaged, but in such case the Company shall engage a successor independent qualified public accountant to perform such examinations and to render such opinions.

     (b) Basis of Payments to and from Plan.

               (i) No contributions shall be required or permitted of Participants.

               (ii) From time to time the Participating Companies shall make such contributions to the Plan as the Company determines to be necessary or appropriate to fund the benefits provided by the Plan and any expenses thereof that are to be paid out of the Trust Fund and to carry out its obligations under this Section.

               (iii) All contributions to the Plan shall be invested and reinvested by the Trustee in accordance with the Trust Agreement.

               (iv) Any amount forfeited by a Participant pursuant to Section 7 shall not be used to increase the Retirement or Vested Benefit of any other Participant, but shall be used, as appropriate, to reduce the contributions that would otherwise be made by the Participating Companies.

               (v) All benefits payable under the Plan shall be paid out of the Trust Fund by the Trustee pursuant to the directions of the Company and the terms of the Trust Agreement.

               (vi) Expenses of the Plan and Trust shall be paid out of the Trust Fund only to the extent provided by the terms of the Trust Agreement.

     (c) Limitation of Obligation. Notwithstanding any other provision hereof, the Participating Companies shall have no obligation to continue to make contributions to the Plan after the Plan's termination or partial termination. Except as otherwise provided by ERISA, none of the Participating Companies, nor the Trustee, nor any other person shall have any liability or obligation to provide benefits hereunder after the termination or partial termination of the Plan (other than the Participating Companies' obligations under (a) and (b) above as to periods before such termination). After the termination or partial termination of the Plan, the Participants, joint annuitants and beneficiaries shall look solely to the Trust Fund for their benefits. In the event of a partial termination of the Plan, this Section 10(c) shall apply only with respect to those persons who are affected by such partial termination.

SECTION 11. RESTRICTIONS ON BENEFITS PAID TO HIGHLY COMPENSATED EMPLOYEES

     (a) In the event of a Plan termination, the benefit of any Highly Compensated Employee shall be limited to a benefit that is nondiscriminatory under Code section 401(a)(4).

     (b) In any Plan Year, the payment of benefits to or on behalf of a Highly Compensated Employee who is one of the twenty-five (25) highest paid Highly Compensated Employees shall not exceed an amount equal to the payments that would be made to or on behalf of such Highly Compensated Employee in that Plan
Year under:

          (i) a straight life annuity that is the actuarial equivalent of the accrued benefit and other benefits, if any, to which such Highly Compensated Employee is entitled under the Plan (other than a social security supplement); and

          (ii) the amount of the payments that such Highly Compensated Employee is entitled to receive under a social security supplement, if any.

     (c) The restrictions set forth in Section 11(b) shall not apply if:

          (i) after payment of all benefits payable to or on behalf of a Highly Compensated Employee described in Section 11(b), the value of Plan assets equals or exceeds 110 percent of the value of current liabilities, as defined under Code section 412(l)(7) and determined under any reasonable and consistent method; or

          (ii) the value of the benefits payable to or on behalf of such Highly Compensated Employee is less than 1 percent of the value of current liabilities before distribution, as defined under Code section 412(l)(7) and determined under any reasonable and consistent method; or

          (iii) the value of the benefits payable to or on behalf of such Highly Compensated Employee does not exceed $3,500 and has never exceeded $3,500 at the time of any prior distribution.

     (d) For purposes of this Section 11, the term "benefit" includes any benefit described in Sections 6,7,8 and Supplements A and B of the Plan, loans, if any, in excess of the amount set forth in Code section 72(p)(2)(A), any periodic income, any withdrawal values payable to a living Employee and any death benefits not provided for by insurance on a Participant's life.

     (e) A benefit which is otherwise restricted under Section 11(b) may nevertheless be distributed in full to an affected Highly Compensated Employee if, prior to receipt of the restricted amount, the Highly Compensated Employee enters into a written agreement with the Plan Administrator, in a form satisfactory to the Plan Administrator to secure repayment of the restricted amount. The restricted amount is the excess of the amounts distributed to the Highly Compensated Employee (accumulated with reasonable interest) over the amounts that could have been distributed to such Highly Compensated Employee under the straight life annuity described in Subsection 11(b)(i) (accumulated with reasonable interest).

SECTION 12. FIDUCIARY RESPONSIBILITIES AND PLAN ADMINISTRATION.

     (a) Named Fiduciary/Plan Administration. The Company is the named fiduciary that has the authority to control and manage the operation and administration of the Plan, and is the "plan sponsor" as that term is used in ERISA. The Company, as Plan Administrator, shall make such rules, regulations, interpretations and computations, and shall take such other action to administer the Plan, as it may deem appropriate. In administering the Plan, the Company shall act in a nondiscriminatory manner to the extent required by section 401 and related sections of the Code and shall at all times discharge its duties with respect to the Plan in accordance with the standards set forth in section 404(a)(1) of ERISA.

     (b) Named Fiduciary/Management of Plan Assets. The Company is the named fiduciary with respect to the control and management of the assets of the Plan only to the extent of (i) having the duty to appoint one or more trustees to hold the assets of the Plan in trust and to enter into a trust agreement with each such trustee with respect to the assets held in trust thereunder, (ii) having the authority to appoint one or more Investment Managers and to enter into a contract with each such Investment Manager with respect to the management of such assets as are to be subject to the management of such Investment Manager and (iii) having the duty to establish a funding policy and method as provided in Section 10(a). Each trustee so appointed shall have the exclusive authority and discretion to manage and control the assets of the Plan that it holds in trust, except to the extent that the authority to manage, acquire and dispose of such assets is delegated by the Company to one or more Investment Managers. Each Investment Manager shall have the power to manage, including the power to acquire and dispose of, those assets held in trust pursuant to the Plan that are assigned to it by the Company.

     (c) Service in Several Fiduciary Capacities. Nothing herein shall prohibit any person or group of persons from serving in more than one fiduciary capacity with respect to the Plan (including service both as plan administrator and trustee).

     (d) Duties and Responsibilities of the Plan Administrator. The responsibilities of the Company under the Plan shall be carried out on its behalf by its directors, officers, employees and agents, none of whom shall be fiduciaries unless appointed to the Hearing Panel. The Company may engage the services of such persons or organizations to render advice or perform services with respect to its responsibilities under the Plan as it shall determine to be necessary or appropriate. Such persons or organizations may include (but shall not be limited to) actuaries, attorneys, accountants and consultants.

     (e) Delegation of Fiduciary Responsibilities. In lieu of carrying out any of its fiduciary responsibilities under the Plan (pursuant to Section 12(d)), the Company may delegate its fiduciary responsibilities (except "trustee responsibilities" as defined in section 405(c)(3) of ERISA) to any person or persons pursuant to a written contract with such other person that specifies the fiduciary responsibilities so delegated.

SECTION 13. CLAIMS PROCEDURE.

     (a) Claims and Inquiries. All claims for benefits and all inquiries concerning the Plan shall be submitted to the Plan Administrator addressed as follows: "Dean Witter Reynolds Inc., Plan Administrator under the Dean Witter Reynolds Inc. Pension Plan, 5 World Trade Center, New York, New York 10048." Claims for benefits must be in writing on the form(s) prescribed by the Plan Administrator and must be signed by the person or persons indicated on such form(s).

     (b) Denial of Claims. In the event any claim for benefits is denied, in whole or in part, the Plan Administrator shall notify the claimant of such denial in writing and shall advise the claimant of his right to a review thereof. Such written notice shall set forth, in a manner calculated to be understood by the claimant, the specific reason or reasons for the denial, specific reference(s) to the pertinent Plan provision(s) upon which the denial is based, a description of any additional information or material that is necessary for the claimant to perfect his claim for benefits, an explanation of why such information or material is necessary and an explanation of the Plan's review procedure. Such written notice shall be furnished to the claimant within 90 days after the Plan Administrator receives the claim, unless special circumstances require an extension of time for processing the claim. In no event shall such an extension exceed a period of 90 days from the end of the initial 90-day period; If such an extension is required, written notice thereof shall be furnished to the claimant before the end of the initial 90-day period. Such notice shall indicate the special circumstances requiring an extension of time and the date by which the Plan Administrator expects to render a decision. If written notice of the denial of the claim for benefits is not furnished within the time specified in this
Section 13(b), the claim shall be deemed denied and the claimant shall be permitted to appeal such denial in accordance with the review procedure described in Section 14 below.

SECTION 14. REVIEW PROCEDURE.

     (a) The Hearing Panel. The Company shall appoint a "Hearing Panel," which shall consist of three or more individuals who may (but need not) be employees of the Company. The Hearing Panel shall be the named fiduciary that shall have the authority to act with respect to any appeal from the denial of a claim for benefits under the Plan. The Hearing Panel may adopt such rules and procedures, consistent with ERISA and the Plan, as it deems necessary or appropriate in carrying out its responsibilities under this Section 14.

     (b) Appeals from Claim Denials. Any person whose claim for benefits is denied, in whole or in part, or such person's duly authorized representative, may appeal from such denial by submitting a request for review of the claim to the Hearing Panel within six months after receiving the written notice of denial from the Plan Administrator (or, in the case of a deemed denial, within six months after the claim is deemed denied). The Plan Administrator shall give the claimant (or his representative) an opportunity to review pertinent documents (except legally privileged materials) and to submit issues and comments in writing. A request for review shall be in writing and shall be addressed as follows: "Hearing Panel under the Dean Witter Reynolds Inc. Pension Plan, 5 World Trade Center, New York, New York 10048." The request for review shall set forth all of the grounds on which it is based, all facts in support thereof and any other matters that the claimant deems pertinent. The Hearing Panel may require the claimant (or his representative) to submit such additional facts, documents or other material as it deems necessary or appropriate in making its review.

     (c) Decision on Review. The Hearing Panel shall act upon a request for review within 60 days after receipt thereof, unless special circumstances require an extension of time for processing, in which event a decision shall be rendered not more than 120 days after the receipt of the request for review. If such an extension is required, written notice thereof shall be furnished to the claimant (or his representative) before the end of the initial 60-day period. The Hearing Panel shall give written notice of its decision to the claimant (or his representative) and to the Plan Administrator. In the event that the Hearing Panel confirms the denial of the claim for benefits in whole or in part, such notice shall set forth, in a manner calculated to be understood by the claimant, the specific reason or reasons for the denial and specific reference(s) to the pertinent Plan provision(s) upon which such denial is based. If written notice of the Hearing Panel's decision is not given to the claimant (or his representative) within the time prescribed in this Section 14(c), the claim shall be deemed denied on review.

     (d) Exhaustion of Administrative Remedies. No legal or equitable action for benefits under the Plan shall be brought unless and until the claimant (i) has submitted a written claim for benefits in accordance with Section 13(a), (ii) has been notified that the claim has been denied (or the claim is deemed denied as provided in Section 13(b) above), (iii) has filed a written request for a review of the claim in accordance with Section 14(b) above and (iv) has been notified in writing that the Hearing Panel has affirmed the denial of the claim (or the claim is deemed denied on review as provided in Section 14(c) above).

     (e) The Hearing Panel, in its capacity as "named fiduciary," as defined under section 402(a)(1) of ERISA, shall have the discretionary authority to interpret and construe the terms of the Plan and to determine eligibility for and entitlement to Plan benefits in accordance with the terms of the Plan. Any reasonable construction or interpretation of the Plan's terms or determination made by the Hearing Panel as to eligibility or entitlements, adopted in good faith, shall be final and binding upon the Company, all Participating Companies, Employees, Participants, Spouses, Surviving Spouses and their heirs, successors and assigns.

SECTION 15. AMENDMENT; TERMINATION AND NONREVERSION.

     (a) Amendment of Plan - The Company reserves the right to make, from time to time, any amendment or amendments to all or any part of the Plan including amendments which are retroactive in effect. Such amendment or amendments may be effected by action of the Company's Board of Directors (the "Board"). Also, the board has specifically authorized the Compensation Committee of the Board to take such actions. Notwithstanding the foregoing (i) no amendment shall reduce the benefits of any Participant accrued under the Plan to the date the amendment is adopted, except to the extent that a reduction in accrued benefits may be permitted by ERISA; and, (ii) except to the extent provided in Section 15(c) below, no amendment shall divert any part of the assets of the Trust fund for purposes other than the exclusive purpose of providing benefits to the Participants, Spouses, joint annuitants or beneficiaries who have an interest in the Plan and defraying the reasonable expenses of administering the Plan.

     (b) Termination of Plan - The Plan is intended to be permanent, but the Company reserves the right to terminate the plan, in whole or in part at any time. Such termination may be effected by action of the Board. Also, the Board has specifically authorized the Compensation Committee of the Board to take such action. No such action shall have the effect of: (i) reducing benefits of any Participant accrued under the Plan to the date the amendment is adopted except to the extent that a reduction in accrued benefits may be permitted by ERISA; nor, (ii) except to the extent provided in Section 15(c) below, diverting any part of the assets of the Trust Fund for purposes other than the exclusive purpose of providing benefits to the Participants, Spouses, joint annuitants or beneficiaries who have an interest in the Plan and defraying the reasonable expenses of administering the Plan.

     (c) No Reversion of Funds. No part of the Trust Fund shall revert to any Participating Company nor be used for or diverted to purposes other than the exclusive purpose of providing benefits to Participants, Spouses, joint annuitants and beneficiaries who have an interest in the Plan and defraying the reasonable expenses of administering the Plan; provided, however, that funds may be returned to Participating Companies under the following circumstances:

          (i) Any contribution made as a result of a mistake of fact may be refunded to the appropriate Participating Company, provided such refund occurs within one year after the date of such contribution;

          (ii) In the event that the Commissioner of Internal Revenue determines that the Plan is not initially qualified under the Internal Revenue

     Code, any contribution made incident to that initial qualification by the employer must be returned to the employer within one year after the date the initial qualification is denied, but only if the application for the qualification is made by the time prescribed by law for filing the employer's return for the taxable year in which the Plan is adopted, or such later date as the secretary of the Treasury may prescribe.

          (iii) Any contribution conditioned upon its deductibility under section 404 of the Code may be refunded to the appropriate Participating Company to the extent that it is disallowed as a deduction, provided the refund is made within one year after the date of disallowance; and

          (iv) Upon termination of the Plan, any assets remaining after the allocation described in Section 15(d) may be returned to the appropriate Participating Company if (i) all liabilities of the Plan to the Participants, Spouses, joint annuitants and beneficiaries have been satisfied and (ii) such return does not contravene any provision of ERISA or other applicable law.

     (d) Full Vesting Upon Termination. Upon termination of the Plan, the right of each Participant to his benefit accrued under the Plan shall be 100% vested and nonforfeitable to the extent funded. Upon partial termination of the Plan, the right of each affected Participant to his benefit accrued under the Plan shall, to the extent funded, be 100% vested and nonforfeitable. Upon termination or partial termination of the Plan, the Trust shall continue until the Trust Fund has been distributed as provided in Section 15(d) below.

     (e) Allocation of Trust Fund Upon Termination of the Plan. Upon termination of the Plan, the Trust Fund shall be allocated by the Plan Administrator on an actuarial basis among Participants, Spouses, joint annuitants and beneficiaries pursuant to section 4044 of ERISA. In the case of a partial termination, such allocation shall be limited to the affected Participants.

SECTION 16. MISCELLANEOUS.

     (a) Inalienability of Rights. Except as otherwise provided in Section 16(b) below, the interest and property rights of any person in the Plan, in the Trust Fund or in any distribution to be made under the Plan shall not be subject to option nor be assignable, either by voluntary or involuntary assignment or by operation of law, including (without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any act in violation hereof shall be void. Notwithstanding the foregoing, the creation, assignment or recognition of a right to all or any portion of a Participant's Plan benefit made pursuant to a state domestic relations order shall not constitute a violation of this Section 16(a), provided that such order is determined to be a "qualified domestic relations order" (as defined in section 414(p) of the Code) under written procedures adopted by the Plan Administrator.

     (b) Overpayments and Underpayments. If any person has received a payment from the Plan in excess of the amount (if any) to which he was entitled under the Plan, then the excess shall be withheld from one or more subsequent payments to such person (or to any person who derives his rights under the Plan from the person who received the overpayment); provided that no single periodic payment under the

Plan shall be reduced by more than twenty-five percent (25%) on account of one or more prior overpayments. In addition, the Company may employ any other lawful means to recover overpayments on behalf of the Plan. If any person has received less than the amount to which he is entitled under the Plan, then the entire amount of the deficiency shall be paid to him (or to his representative) as soon as reasonably practicable after the discovery of the underpayment.

     (c) Plan Mergers. The Plan shall not merge or consolidate with nor transfer assets or liabilities to any other plan unless each Participant would receive a Retirement or Vested Benefit immediately after the merger, consolidation or transfer (if the Plan then terminated) that is equal to or greater than the Retirement or Vested Benefit such Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

     (d) Information to Participants. Each Participant shall be given a general explanation of the Plan and, not more than once in any twelve-month period, upon written request addressed to the Plan Administrator, shall be furnished with reasonable information regarding such Participant's rights under the Plan and all information required by law.

     (e) No Right in Trust Fund or to Employment. No person shall have any rights in or to the Trust Fund, or any part thereof, or under the Plan, except as, and only to the extent, expressly provided for in the Plan. The establishment of the Plan, the granting of benefits and any action of any member of the Affiliated Group or any other person shall not be held or construed to confer upon any person any right to be continued as an Employee nor, upon dismissal, to confer any right or interest in the Trust Fund other than as provided herein. No provision of the Plan shall restrict the right of many member of the Affiliated Group to discharge any Employee at any time, with or without cause.

     (f) Cessation of Benefit on Reemployment; Suspension of Benefits.

          (i) If any Participant is receiving benefits under the Plan and returns to service as an Employee, payment of his benefits shall cease. The Years of Service credited to the Participant at the date of his retirement shall be restored and, on subsequent retirement, the Participant's benefits shall be paid in accordance with Section 6 or 7, whichever is applicable, and shall be based on such Participant's Earnings and Years of Service both before and after the prior retirement; provided, that the Retirement Benefits payable to the Participant on subsequent retirement shall be reduced by an amount that reflects the Equivalent Actuarial Value of the Retirement Benefits previously paid to such Participant.

          (ii) Subject to the requirements of Section 9(a), no payment of a Retirement Benefit shall be made to a Participant during any period of employment as an Employee on or after his Normal Retirement Date. To the extent provided in Section 6(d), such a Participant's Retirement Benefit shall be increased by the Equivalent Actuarial Value of the monthly benefit payments for each month after the Participant's Normal Retirement Date and before actual retirement that was not a Suspendible Month, that the Participant would have received had he retired on his Normal Retirement Date and commenced receipt of benefits in the form of an individual life annuity.

     (g) Competency to Handle Benefits. If, in the opinion of the Plan Administrator, any person becomes unable to handle properly any property distributable to such person under the Plan, the Plan Administrator may make any reasonable arrangement for distribution on such person's behalf as it deems appropriate.

     (h) False or Erroneous Statements. If any person makes any statement which is false or erroneous, fails to state or furnish any material fact or information or fails to correct any such information that has been previously furnished to the Plan Administrator or any other Participating Company, the benefits payable with respect to such person shall be adjusted upon the discovery of the accurate facts, the amount of any payments theretofore made in reliance on incorrect facts shall be recalculated and the amount of any overpayment made to any Participant, Spouse, joint annuitant or beneficiary shall be deducted from succeeding payments or legal action shall be taken to recover such overpayments, as the Plan Administrator shall determine.

     (i) Small Benefits.

          (i) If the monthly benefit payable under this Plan would be less than $50, the Plan Administrator may pay benefits of Equivalent Actuarial Value on a quarterly, semi-annual or annual basis.

          (ii) If an Employee terminates service, and the present value of the Employee's vested accrued benefit derived from employer contributions is not greater than $3,500, or, if an Employee dies prior to the date payments to him have commenced and the present value of any Surviving Spouse Benefits payable with respect to him is no greater than $3,500, the Employee or Surviving Spouse (as applicable) will receive a lump sum distribution of such present value and the nonvested portion of such benefit will be treated as a forfeiture in the next calendar year following the date the Participant terminates employment or dies. If the present value of an Employee's vested accrued benefit is zero, the Employee shall be deemed to have received a distribution of such vested accrued benefit.

          For purposes of this Section 16(i)(ii), the present value of a Participant's vested accrued benefit and the present value of a Surviving Spouse Benefit shall be determined on the basis provided in Appendix B with respect to lump sums as of the date such benefit is a to be paid or, with respect to a Surviving Spouse Benefit, as of the date the notice by the Plan Administrator (as described in Section 8(e)) is sent.

     (j) Payee's Location Not Ascertainable or Payee Fails To File Claim. In the event any benefit has been due and payable under this Plan for a period of more than 60 months and cannot be paid because the location of the payee cannot be ascertained, or in the event more than 60 months has elapsed since the date an application for a benefit could have been filed with the Plan Administrator that would have caused a benefit to be due and payable hereunder, then the entire amount of any benefit that is or may become payable hereunder shall constitute a forfeiture; provided, however, in the event the location of such payee is ascertained, or a claim for benefits is filed, the benefit forfeited shall be reinstated. In the case of a benefit for which a claim was filed but the location of the payee could not be ascertained, all back payments, if any, shall be made in a single lump sum without interest and without any actuarial adjustment in the amount of the benefit theretofore or thereafter payable.

     (k) Governing Law. This Plan shall be construed in accordance with ERISA and, to the extent permissible under ERISA, the laws of the State of New York.

     (l) Gender and Number. Except where otherwise indicated by the context: (i) the use of masculine and neuter terminology herein shall also include the feminine and vice versa; and (ii) the use of singular terminology shall also include the plural.

SECTION 17.  EXECUTION.

     To record the amendment and restatement of the Plan to read as set forth herein, the Company has caused its authorized officers to affix the corporate name and seal hereto effective as of January 1, 1995.

                                    DEAN WITTER REYNOLDS INC.


                                    By____________________________

                               APPENDIX A

         Annual Pension Equivalent Per $1.00 Profit Sharing Plan

                      Benefit As of August 31, 1980

Years From 8/30/80 To
Normal Retirement Date
  (To Nearest Year)
  -----------------

       45                                       $1.4729
       44                                       1.3895
       43                                       1.3109
       42                                       1.2367
       41                                       1.1667
       40                                       1.1006
       39                                       1.0383
       38                                       .9796
       37                                       .9241
       36                                       .8718
       35                                       .8225
       34                                       .7759
       33                                       .7320
       32                                       .6906
       31                                       .6515
       30                                       .6146
       29                                       .5798
       28                                       .5470
       27                                       .5160
       26                                       .4868
       25                                       .4593
       24                                       .4333
       23                                       .4087
       22                                       .3856
       21                                       .3638
       20                                       .3432
       19                                       .3238
       18                                       .3054
       17                                       .2881
       16                                       .2718
       15                                       .2564
       14                                       .2419
       13                                       .2282
       12                                       .2153
       11                                       .2031
       10                                       .1916

       9                                        .1808
       8                                        .1706
       7                                        .1609
       6                                        .1518
       5                                        .1432
       4                                        .1351
       3                                        .1274
       2                                        .1202
       1                                        .1134
       0                                        .1070

                               APPENDIX B

                 DEAN WITTER REYNOLDS INC. PENSION PLAN

                          ACTUARIAL EQUIVALENTS

     a. OPTIONAL FORMS OF ANNUITY - REDUCTION FACTORS

     1 Joint and Survivor Annuities

     The amount of single life annuity otherwise payable to a Participant shall be reduced by multiplying it by the factor specified below to determine the amount payable under an optional form of benefits.

                                           Percentage of Single Life
                                               Benefit Payable to
                                                  Participant
                                                  -----------
        Percentage Continued
        to Surviving Spouse                50%      75%     100%
        --------------------               ---      ---     ----

        Basic Factor if Spouse is the     90.0%    85.0%   80.0%
        same age as Participant

        Amount to add for each year that    .4%      .6%     .8%
        Spouse is older than Participant
        or to subtract for each year that
        Spouse is younger than Participant

        Maximum Factor                    98.0%    97.0%   96.0%

        Minimum Factor                    80.0%    70.0%   60.0%


        2      10 Year Certain and Life

               Percentage of Single Life Benefit
               Payable:  94%

        3      5 Year Certain and Life

               Percentage of Single Life Benefit
               Payable:  98%

     b. LUMP SUMS

      Lump sums will be determined on the basis of the following assumptions:

      Mortality:  Participants - UP-1984 Table.
                  Spouses or Beneficiaries - UP-1984 Table with ages set back 3 years.

      Interest:

                  The interest rates specified by the Pension Benefit Guaranty Corporation ("PBGC") in Appendix B of PBGC Regulation
                  Section 2619, 29 C.F.R. 2619, for determining the present value of benefits under a terminated pension plan as of the first day of the Plan Year in which the lump sum payment is to be made, provided, however, that if the lump sum benefit so calculated exceeds $25,000 then the interest assumption used to determine the lump sum benefit shall be 120% of the above described PBGC interest rates, provided further, however that no lump sum benefit determined by using an interest assumption equal to 120% of the PBGC interest rates shall be less than $25,000.

If the Participant is eligible for a Retirement Benefit, the lump sum will be the present value of a Retirement Benefit paid in the form of an immediate annuity commencing as of the date on which the lump sum will be paid. If the Participant is not eligible for a Retirement Benefit, the lump sum will be the present value of the Vested Benefit commencing on the Participant's Normal Retirement Date.

     c. REDUCTION FACTORS FOR DISTRIBUTIONS PRIOR TO NORMAL RETIREMENT AGE

      A Retirement or Vested Benefit, distribution of which begins prior to Normal Retirement Date, shall be reduced by multiplying it by the factor specified below.

         Age at Beginning
         of Distribution                 Early Commencement Factor
         ---------------                 -------------------------

         60                              70%
         55                              40%
         50                              25%
         45                              20%

         40                              15%
         35                              10%
         30                              7%
         25                              4%
         20                              3%
         15                              2%


Reductions are

            6% per year from age 55 to age 65
            3% per year from age 50 to age 55
            1% per year from age 35 to age 50
           .6% per year from age 25 to age 35
           .2% per year prior to age 25

Minimum Reduction Factor      2%

     d. OTHER

      For any purpose for which an Equivalent Actuarial Value is not otherwise specified under the Plan, Equivalent Actuarial Value shall be determined on the basis of the following assumptions:

      Interest:   7%

      Mortality:  Participants - UP-1984 Table.
                  Spouse or Beneficiaries - UP-1984 Table with ages set back 3 years.

                                  SUPPLEMENT A

                                     TO THE

                            DEAN WITTER REYNOLDS INC.

                                  PENSION PLAN


     SECTION 1. TOP-HEAVY PROVISIONS.

     (a) Determination of Top-Heavy Status. Notwithstanding any other provision of the Plan to the contrary, the following provisions shall become effective for any Plan Year after the Plan Year ending December 31, 1983 in which the Plan is a Top-Heavy Plan.

     (b) Minimum Benefit.

          (i) Notwithstanding any other provision of the Plan to the contrary except (ii) and (iii) below, for any Plan Year in which this Plan is a Top-Heavy Plan, each Participant who is not a Key Employee and who has completed a Year of Service shall accrue a benefit (to be provided solely by Participating Company contributions and expressed as a life annuity commencing at Normal Retirement Age) of not less than two percent of his highest average Compensation for the five consecutive years for which the Participant had the highest Compensation. The aggregate Compensation for the years during such five year period in which the Participant was credited with a Year of Service will be divided by the number of such years in order to determine average annual Compensation. The minimum accrual shall be determined without regard to any contributions made or benefits available under the Social Security Act, and shall be granted even though, under other Plan provisions, the Participant would not be entitled to receive an accrual, or would have received a lesser accrual for the Plan Year because (A) he failed to make mandatory contributions to the Plan, (B) he received Compensation in an amount less than the minimum required by the Plan for a Participant to qualify for a benefit accrual, (C) he was not employed on the last day of the accrual computation period, or (D) the Plan is integrated with Social Security.

          (ii) No additional benefit accruals shall be provided pursuant to (i) above to the extent that the total accruals on behalf of the Participant attributable to Participating Company contributions will provide a benefit expressed as a life annuity commencing at Normal Retirement Age that equals or exceeds 20 percent of the Participant's highest average compensation for the five consecutive years for which the Participant had the highest compensation. All accruals of participating Company benefits, whether or not attributable to years for which the Plan is a Top-Heavy Plan, may be used in computing whether the minimum accrual requirements of this subsection are satisfied.

          (iii) No benefit accruals shall be provided pursuant to (i) above for any Plan Year in which company contributions and allocable Forfeitures (and, for any Plan Year commencing on or after January 1, 1985, Basic Pre-Tax Contributions) equal to five percent or more of the Participant's Compensation are allocated to the Participant under the Dean Witter Reynolds Inc. Employee Retirement Investment Plan.

If the form of benefit is other than a single life annuity, the Employee must receive an amount that is the Equivalent Actuarial Value of the minimum single life annuity benefit. If the benefit commences at a date other than at Normal Retirement Age, the Employee must receive at least an amount that is the Equivalent Actuarial Value of the minimum single life annuity benefit that commences at Normal Retirement Age. The minimum accrued benefit required (to the extent required to be nonforfeitable under section 416(b) of the Code) may not be forfeited under sections 411(a)(3)(B) or 411(a)(3)(D) of the Code.

     (c) Minimum Vesting. Notwithstanding any provision of Section 7 of the Plan to the contrary, if a Participant (other than a Participant who did not complete any Period of Service after the Plan became a Top-Heavy Plan) terminates employment with the Affiliated Group before his death or retirement but after he has completed three or more Years of Service and if such termination occurs while the Plan is a Top-Heavy Plan, such participant shall be eligible for a Vested Benefit. The amount of such Vested Benefit on a single-life basis, commencing as of such Participant's Normal Retirement Date shall be equal to 100 percent of his accrued benefit. If a Participant terminates employment with the Affiliated Group before his death or retirement, while the Plan is a Top-Heavy Plan, and before the Participant has completed three Years of Service, such Participant's vested interest in his accrued benefit shall be the percentage determined in accordance with Section 7 of the Plan.

     (d) Effect of Change in Top-Heavy Status on Vesting. If the Plan is a Top-Heavy Plan at any time and thereafter ceases to be a Top-Heavy Plan, each Participant who is credited with three or more Years of Service as of December 31 of the last Plan Year in which the Plan is a Top-Heavy Plan shall thereafter continue to be 100 percent vested in his accrued benefit. Each Participant who is credited with fewer than three Years of Service as of December 31 of the last Plan Year in which the Plan is a Top-Heavy Plan shall have his vested percentage determined under Section 7 of the Plan (unless and until the Plan again becomes a Top-Heavy Plan) provided that, as long as such Participant had an Hour of Service after the Plan became a Top-Heavy Plan, no decrease in a Participant's nonforfeitable percentage may occur in the event the Plan's status as a Top-Heavy Plan alters during any Plan Year.

     (e) Impact on Maximum Benefits. For any Plan Year in which the Plan is a Top-Heavy Plan or Super Top-Heavy Plan, the number "1.00" shall be

                                     -A-2-
substituted for the number "1.25" wherever it appears in section 415(e)(2) and
(3) of the Code; provided, however, that such substitution shall not have the effect of reducing any benefit accrued under the Plan or any other defined benefit plan maintained by any member of the Affiliated Group prior to the first day of the Plan Year in which this provision becomes applicable.

     SECTION 2. PLAN DISTRIBUTIONS.

     Notwithstanding any other provision of the Plan to the contrary, the Retirement Benefit of a Participant who is a five percent owner of the Company (as defined in section 416(i) of the Code) shall commence, recommence or be paid no later than April l of the Plan Year following the Plan Year in which he attains age 70-1/2, whether or not he is still an Employee.


                                     -A-3-

     SECTION 3. DEFINITIONS.

     For purposes of this Supplement A, the following definitions shall apply:

     (a) "Aggregation Group" means a group of qualified plans consisting of:

          (i) Each Plan of the Affiliated Group in which a Key Employee participates, and each other plan of any member of the Affiliated Group that enables any plan in which a Key Employee participates to meet the requirements of sections 401(a)(4) and 410 of the Code; or

          (ii) All plans of the Affiliated Group included under (i), above, plus, at the election of the Company, one or more additional plans of the Affiliated Group that satisfy the requirements of sections 401(a)(4) and 410 of the Code when considered together with the plans included under (i) above.

     (b) "Compensation" means the total compensation actually paid to the Participant by the Affiliated Group member that employs such Participant, as reported on the Internal Revenue Service Form W-2 (or its equivalent) issued with respect to such Participant.

     (c)"Determination Date" means, for any Plan Year subsequent to the first Plan Year, the last day of the preceding Plan Year, and for the first Plan Year of the Plan, the last day of such year.

     (d)"Key Employee" means any Employee or former Employee (and the beneficiaries of such Employee) who at any time during the Determination Period was an officer of the Company or Participating Company if such individual's average Compensation exceeds 50% of the dollar limitation under section 415(b)(1)(A) of the Code, an owner (or considered an owner under section 318 of the Code) of one of the ten largest interests in the Company or Participating Company if such individual's Compensation exceeds 100% of the dollar limitation under section 415(c)(1)(A) of the Code, a 5% owner of the Company or Participating Company, or a 1% owner of the Company or Participating Company who has an Annual Compensation of more than $150,000. "Annual Compensation" means Compensation as defined in section 415(c)(3) of the Code, but including amounts contributed by the Company or Participating Company pursuant to a salary reduction agreement which are excludible from the Employee's gross income under sections 125, 402(a)(8), 402(h) or 403(b) of the Code. The "Determination Period" is the Plan Year containing the Determination Date and the four preceding Plan Years. The determination of who is a Key Employee will be made in accordance with section 416(i) of the Code and the regulations thereunder.

     (e) "Permissive Aggregation Group" means the Required Aggregation Group of plans plus any other plan or plans of the Company or Participating Company which, when considered as a group.with the Required Aggregation Group, would continue to satisfy the requirements of sections 401(a)(4) and 410 of the Code.

                                     -A-4-

     (f) "Present Value" shall be specified only using the interest and mortality rates specified in Appendices A and B.

     (g) "Required Aggregation Group" means (1) each qualified plan of the Company or Participating Company in which at least one Key Employee participates or participated at any time during the Determination Period (regardless of whether the plan has terminated), and (2) any other qualified plan of the Company or Participating Company which enables a plan described in (1) to meet the requirements of sections 401(a)(4) and 410 of the Code.

     (h) "Super Top-Heavy Plan" means a Top-Heavy Plan for which the Top-Heavy Ratio exceeds 90%.

     (i) "Top-Heavy Plan" means, for any Plan Year beginning after December 31, 1983, the Plan if any of the following conditions exist:

          (i) If the Top-Heavy Ratio for the Plan exceeds 60% and the Plan is not part of any Required Aggregation Group or Permissive Aggregation Group of plans;

          (ii) If the Plan is part of a Required Aggregation Group of plans but not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds 60%; or

          (iii) If the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group of plans and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds 60%.

     (j) "Top-Heavy Ratio" means as follows:

          (i) If the Company or Participating Company maintains one or more defined contribution plans (including any simplified employee pension plans) and the Company or Participating Company has not maintained any defined benefit plan which, during the five-year period ending on the Determination Date(s) has or has had Vested Benefits, the Top-Heavy Ratio for the Plan alone or for the Required Aggregation Groups or Permissive Aggregation Groups as appropriate is a fraction, the numerator of which is the sum of the account balance of all Key Employees as of the Determination Date(s) (including any part of any account balance distributed in the five-year period ending on the Determination Date(s)), and the denominator of which is the sum of all account balances (including any part of any account balance distributed in the five-year period ending on the Determination Date(s)), both computed in accordance with section 416 of the Code and the regulations thereunder. Both the numerator and the denominator of the Top-Heavy Ratio are increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under section 416 of the Code and the regulations thereunder.


                                     -A-5-

          (ii) If the Company or Participating Company maintains one or more defined contribution plans (including any simplified employee pension plans) and the Company or Participating Company maintains or has maintained one or more defined benefit plans which, during the five-year period ending on the Determination Date(s) has or has had any Vested Benefits, the Top-Heavy Ratio for any Required Aggregation Groups or Permissive Aggregation Groups as appropriate is a fraction, the numerator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the Present Value of accrued benefits under the aggregated defined benefit plan or plans for all Key Employees as of the Determination Date(s), and the denominator of which is the sum of the account balances under the aggregated defined contribution plan or plans for all Participants, determined in accordance with (i) above, and the Present Value of accrued benefits under the defined benefit plan or plans for all Participants as of the Determination Date(s), all determined in accordance with section 416 of the Code and the regulations thereunder. The accrued benefits under a defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are increased for any distribution of an accrued benefit made in the five-year period ending on the Determination Date.

          (iii) For purposes of (i) and (ii) above, the value of account balances and the Present Value of accrued benefits will be determined as of the most recent valuation date that falls within or ends with the twelve-month period ending on the Determination Date, except as provided in section 416 of the Code and the regulations thereunder for the first and second plan years of a defined benefit plan. The account balances and accrued benefits of a Participant (1) who is not a Key Employee but who was a Key Employee in a prior year, or (2) who has not been credited with at least one hour of service with any Company or Participating Company maintaining the Plan at any time during the five-year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with section 416 of the Code and the regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the Top-Heavy Ratio. When aggregating plans the value of account balances and accrued benefits will be calculated with reference to the Determination Dates that fall within the same calendar year.

     The accrued benefit of a Participant other than a Key Employee shall be determined under (x) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Company or Participating Company, or (y) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of section 411(b)(1)(C) of the Code.

     (k) "Valuation Date" means the date elected by the Company or Participating Company as of which account balances or Vested Benefits are valued for purposes of calculating the Top-Heavy Ratio, which is December 31 of each year.



                                      -A-6-

                                  SUPPLEMENT B

                                     TO THE

                            DEAN WITTER REYNOLDS INC.

                                  PENSION PLAN


     SECTION 1. ESTABLISHMENT AND PURPOSE.

     Supplement B to the Dean Witter Reynolds Inc. Pension Plan ("Supplement B") is hereby established effective as of January 1, 1984. The purpose of Supplement B is to provide supplemental retirement benefits to certain employees who are transferred from employment with an employer participating in the Sears Pension Plan, the Allstate Retirement Plan or the NCSI Pension Plan to employment with the Company. Supplement B is a part of the Plan and shall be administered in accordance with the provisions thereof, except as expressly provided below. Capitalized terms used in Supplement B and not defined herein shall have the same meanings given to such terms in the Plan.

     SECTION 2. DEFINITIONS.

     (a) "Allstate Retirement Plan" means the Allstate Retirement Plan, as amended from time to time.

     (b) "Sears Pension Plan" means the Sears Pension Plan, as amended from time to time.

     (c) "NCSI Pension Plan" means the NCSI Pension Plan, as amended from time to time.

     (d) "Supplement B Participant" means a Participant described in Section 3 of this Supplement B.

     (e) "Supplement B Retirement Benefit" means the benefit payable pursuant to
Section 4 of this Supplement B.

     (f) "Sears Employee" means a participant in the Sears Pension Plan.

     (g) "Allstate Employee" means a participant in the Allstate Retirement
Plan.

     SECTION 3. ELIGIBILITY.

     Each individual who is (or was) a Sears Employee or an Allstate Employee for at least one calendar year and who is transferred from employment with an employer participating in the Sears Pension Plan or the Allstate Retirement Plan to employment for at least one full year with the Company after December 31, 1983, shall be a Supplement B Participant.

     SECTION 4. AMOUNT OF SUPPLEMENT B BENEFIT.

     (a) Former Sears Employees. Each Supplement B Participant who was a Sears Employee shall be entitled to an annual Supplement B Retirement Benefit that is equal to (i) the product of (A) the annual benefit that such Supplement B Participant would have been entitled to under the Sears Pension Plan, as of the date of his termination of employment with the Company, if his Years of Service with the Company constituted "service" and his Earnings constituted "compensation" for all purposes under such Plan, multiplied by (B) the ratio of such Supplement B Participant's Years of Service credited for benefit purposes under the Sears Pension Plan divided by the total Years of Service that would have been credited for benefit purposes under the Sears Pension Plan if service with the Company had been counted as service with Sears, minus (ii) the benefit payable to the Supplement B Participant from the Sears Pension Plan.

     (b) Former Allstate Employees. Each Supplement B Participant who was an Allstate Employee shall be entitled to an annual Supplement B Retirement Benefit that is equal to (i) the product of (A) the annual benefit that such Supplement B Participant would have been entitled to under the Allstate Retirement Plan, as of the date of his termination of employment with the Company, if his Years of Service with the Company constituted "service" and his Earnings constituted "compensation" for all purposes under such Plan, multiplied by (B) the ratio of such Supplement B Participant's Years of Service credited for benefit purposes under the Allstate Retirement Plan divided by the total Years of Service that would have been credited for benefit purposes under the Allstate Retirement Plan if service with the Company had been counted as service with Allstate, minus
(ii) the benefit payable to the Supplement B Participant from the Allstate Retirement Plan.

     (c) Former NCSI Employees. Each Supplement B Participant who was an SCFC Employee shall be entitled to an annual Supplement B Retirement Benefit that is equal to (i) the product of (A) the annual benefit that such Supplement B participant would have been entitled to under the NCSI Pension Plan, as of the date of his termination of employment with the Company, if his Years of Service with the Company constituted "service" and his Earnings constituted "compensation" for all purposes under such Plan, multiplied by (B) the ratio of such Supplement B Participant's Years of Service credited for benefit purposes under the NCSI Pension Plan divided by the total Years of Service that would have been credited for benefit purposes under the NCSI Pension Plan if service with the Company had been counted as service with NCSI, minus (ii) the benefit payable to the Supplement B participant from the NCSI Pension Plan.

                                     -B-2-

     SECTION 5. TIME AND FORM OF PAYMENT.

     A Participant's Supplement B Retirement Benefit shall be payable at the same time and in the same form as his Normal, Early or Disability Retirement Benefit or Vested Benefit under the Plan.

     SECTION 6. SURVIVING SPOUSE BENEFITS.

     Any Surviving Spouse Benefit that may be payable to the surviving spouse of a married Participant pursuant to Section 8 of the Plan shall be calculated by taking into account any Supplement B Retirement Benefit payable with respect to such Participant.









                                     -B-3-